Exhibit 1.1

DLocal Limited

[●] Class A Common Shares

Underwriting Agreement

[●], 2021

J.P. Morgan Securities LLC

Goldman Sachs & Co. LLC

Citigroup Global Markets, Inc.

Morgan Stanley & Co. LLC

As Representatives of the

several Underwriters listed

in Schedule 1 hereto

c/o J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

c/o Goldman Sachs & Co. LLC

200 West Street

New York, New York 10282

c/o Citigroup Global Markets, Inc.

388 Greenwich Street

New York, New York 10013

c/o Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

Ladies and Gentlemen:

DLocal Limited, a Cayman Islands exempted company incorporated with limited liability (the “Company”), proposes to issue and sell to the several underwriters listed in Schedule 1 hereto (the “Underwriters”), for whom you are acting as representatives (the “Representatives”), an aggregate of [●] Class A common shares, par value $0.002 per share (the “Class A Common Shares”), of the Company, and certain shareholders of the Company named in Section 1 of Schedule 2 hereto (the “Group 1 Selling Shareholders”) and certain shareholders of the Company named in Section 2 of Schedule 2 hereto (the “Group 2 Selling Shareholders” and, together with the Group 1 Selling Shareholders, the “Selling Shareholders”) propose to sell to the several Underwriters an aggregate of [●] Class A Common Shares (collectively, the “Underwritten Shares”). In addition, the Selling Shareholders propose to sell, at the option of the Underwriters, up to an additional [●] Class A Common Shares (collectively, the “Option Shares”). The Underwritten Shares and the Option Shares are herein referred to as the “Shares”.

Morgan Stanley & Co. LLC (the “Directed Share Underwriter”) has agreed to reserve a portion of the Shares to be purchased by it under this Agreement, up to [●] Class A Common Shares, for sale to the Company’s [directors, officers, and certain employees and other parties related to the Company] (collectively, “Participants”), as set forth in the Prospectus (as hereinafter defined) under the heading “Underwriting” (the “Directed Share Program”). The Shares to be sold by the Directed Share Underwriter and its affiliates pursuant to the Directed Share Program are referred to hereinafter as the “Directed Shares”. Any Directed Shares not orally confirmed for purchase by any Participant by [            ] [A/P].M., New York City time on the business day on which this Agreement is executed will be offered to the public by the Underwriters as set forth in the Prospectus.

The Company and the Selling Shareholders hereby confirm their agreement with the several Underwriters concerning the purchase and sale of the Shares, as follows:

1.    Registration Statement. The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Securities Act”), a registration statement on Form F-1 (File No. 333-255793), including a prospectus, relating to the Shares. Such registration statement, as amended at the time it became effective, including the information, if any, deemed pursuant to Rule 430A, 430B or 430C under the Securities Act to be part of the registration statement at the time of its effectiveness (“Rule 430 Information”), is referred to herein as the “Registration Statement”; and as used herein, the term “Preliminary Prospectus” means each prospectus included in such registration statement (and any amendments thereto) before effectiveness, any prospectus filed with the Commission pursuant to Rule 424(a) under the Securities Act and the prospectus included in the Registration Statement at the time of its effectiveness that omits Rule 430 Information, and the term “Prospectus” means the prospectus in the form first used (or made available upon request of purchasers pursuant to Rule 173 under the Securities Act) in connection with confirmation of sales of the Shares. If the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Registration Statement and the Prospectus.

At or prior to the Applicable Time (as defined below), the Company had prepared the following information (collectively, the “Pricing Disclosure Package”): a Preliminary Prospectus dated [●], 2021 and each “free-writing prospectus” (as defined pursuant to Rule 405 under the Securities Act) listed on Annex A hereto.

“Applicable Time” means [●][A/P].M. New York City time, on [●], 2021.

2.    Purchase of the Shares. (a) The Company agrees to issue and sell, and each of the Selling Shareholders agrees, severally and not jointly, to sell, the Underwritten Shares to the several Underwriters as provided in this underwriting agreement (this “Agreement”), and each Underwriter, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase at a price per share of $[●] (the “Purchase Price”) from the Company the respective number of

Underwritten Shares set forth opposite such Underwriter’s name in Schedule 1 hereto and from each of the Selling Shareholders the number of Underwritten Shares (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Underwritten Shares to be sold by each of the Selling Shareholders as set forth opposite their respective names in Schedule 2 hereto by a fraction, the numerator of which is the aggregate number of Underwritten Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule 1 hereto and the denominator of which is the aggregate number of Underwritten Shares to be purchased by all the Underwriters from all of the Selling Shareholders hereunder. In addition, the Company agrees to issue and sell, and each of the Selling Shareholders agrees, severally and not jointly, as and to the extent indicated in Schedule 2 hereto, to sell, the Option Shares to the several Underwriters as provided in this Agreement, and the Underwriters, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, shall have the option to purchase, severally and not jointly, from each of the Company and each Selling Shareholder the Option Shares at the Purchase Price less an amount per share equal to any dividends or distributions declared by the Company and payable on the Underwritten Shares but not payable on the Option Shares. If any Option Shares are to be purchased, the number of Option Shares to be purchased by each Underwriter shall be the number of Option Shares which bears the same ratio to the aggregate number of Option Shares being purchased as the number of Underwritten Shares set forth opposite the name of such Underwriter in Schedule 1 hereto (or such number increased as set forth in Section 12 hereof) bears to the aggregate number of Underwritten Shares being purchased from the Company and the Selling Shareholders by the several Underwriters, subject, however, to such adjustments to eliminate any fractional Shares as the Representatives in their sole discretion shall make. Any such election to purchase Option Shares shall be made in proportion to the maximum number of Option Shares to be sold by the Company and by each Selling Shareholder as set forth in Schedule 2 hereto.

The Underwriters may exercise the option to purchase Option Shares at any time in whole, or from time to time in part, on or before the thirtieth day following the date of the Prospectus, by written notice from the Representatives to the Company and the [Attorneys-in-Fact]. Such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised and the date and time when the Option Shares are to be delivered and paid for, which may be the same date and time as the Closing Date (as hereinafter defined) but shall not be earlier than the Closing Date nor later than the tenth full business day (as hereinafter defined) after the date of such notice (unless such time and date are postponed in accordance with the provisions of Section 12 hereof). Any such notice shall be given at least two business days prior to the date and time of delivery specified therein.

(b)    The Company and the Selling Shareholders understand that the Underwriters intend to make a public offering of the Shares, and initially to offer the Shares on the terms set forth in the Pricing Disclosure Package. The Company and the Selling Shareholders acknowledge and agree that the Underwriters may offer and sell Shares to or through any affiliate of an Underwriter.

(c)    Payment for the Shares shall be made by wire transfer in immediately available funds to the accounts specified by the Company and [the Attorneys-in-Fact or any of them (with regard to payment to the Selling Shareholders)], to the Representatives in the case of the

Underwritten Shares, at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, NY 10017 at 10:00 A.M. New York City time on [●], 2021, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representatives, the Company and the [Attorneys-in-Fact] may agree upon in writing or, in the case of the Option Shares, on the date and at the time and place specified by the Representatives in the written notice of the Underwriters’ election to purchase such Option Shares. The time and date of such payment for the Underwritten Shares is referred to herein as the “Closing Date”, and the time and date for such payment for the Option Shares, if other than the Closing Date, is herein referred to as the “Additional Closing Date”.

Payment for the Shares to be purchased on the Closing Date or the Additional Closing Date, as the case may be, shall be made against delivery to the Representatives for the respective accounts of the several Underwriters of the Shares to be purchased on the Closing Date or the Additional Closing Date, as the case may be, with any transfer taxes payable in connection with the sale of such Shares duly paid by the Company and the Selling Shareholders, as applicable. Delivery of the Shares shall be made through the facilities of The Depository Trust Company (“DTC”) unless the Representatives shall otherwise instruct.

(d)    Each of the Company and each Selling Shareholder acknowledges and agrees that the Representatives and the other Underwriters are acting solely in the capacity of an arm’s length contractual counterparty to the Company and the Selling Shareholders with respect to the offering of Shares contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company, the Selling Shareholders or any other person. Additionally, neither the Representatives nor any other Underwriter is advising the Company, the Selling Shareholders or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company and the Selling Shareholder shall consult with their own advisors concerning such matters and each shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and neither the Representatives nor any other Underwriter shall have any responsibility or liability to the Company or the Selling Shareholder with respect thereto. Any review by the Representatives and the other Underwriters of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Representatives and the other Underwriters and shall not be on behalf of the Company or the Selling Shareholders. Moreover, each Selling Shareholder acknowledges and agrees that, although the Representatives may be required or choose to provide certain Selling Shareholders with certain Regulation Best Interest and Form CRS disclosures in connection with the offering, the Representatives and the other Underwriters are not making a recommendation to any Selling Shareholder to participate in the offering, enter into a “lock-up” agreement, or sell any Shares at the price determined in the offering, and nothing set forth in such disclosures is intended to suggest that the Representatives or any Underwriter is making such a recommendation.

3.    Representations and Warranties of the Company. The Company represents and warrants to each Underwriter and the Selling Shareholders that:

(a)    Preliminary Prospectus. No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus included in the Pricing Disclosure Package, at the time of filing thereof, complied in all material respects with the Securities Act, and no Preliminary Prospectus, at the time of filing thereof, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in any Preliminary Prospectus, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 9(c) hereof.

(b)    Pricing Disclosure Package. The Pricing Disclosure Package as of the Applicable Time did not, and as of the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in such Pricing Disclosure Package, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 9(c) hereof. No statement of material fact included in the Prospectus has been omitted from the Pricing Disclosure Package and no statement of material fact included in the Pricing Disclosure Package that is required to be included in the Prospectus has been omitted therefrom.

(c)    Issuer Free Writing Prospectus. Other than the Registration Statement, the Preliminary Prospectus and the Prospectus, the Company (including its agents and representatives, other than the Underwriters in their capacity as such) has not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Shares (each such communication by the Company or its agents and representatives (other than a communication referred to in clause (i) below) an “Issuer Free Writing Prospectus”) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act or (ii) the documents listed on Annex A hereto, each electronic road show and any other written communications approved in writing in advance by the Representatives. Each such Issuer Free Writing Prospectus complies in all material respects with the Securities Act, has been or will be (within the time period specified in Rule 433) filed in accordance with the Securities Act (to the extent required thereby) and does not conflict with the information contained in the Registration Statement or the Pricing Disclosure Package, and, when taken together with the Preliminary Prospectus accompanying, or delivered prior to delivery of, such Issuer Free Writing Prospectus, did not, and as of the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in each such Issuer Free Writing Prospectus or Preliminary Prospectus in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in such Issuer Free Writing Prospectus or Preliminary Prospectus, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 9(c) hereof.

(d)    Emerging Growth Company. From the time of initial confidential submission of the Registration Statement to the Commission (or, if earlier, the first date on which the Company engaged directly or through any person authorized to act on its behalf in any Testing-the-Waters Communication undertaken in reliance on Section 5(d) of the Securities Act) through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the Securities Act (an “Emerging Growth Company”). “Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on either Section 5(d) of, or Rule 163B under, the Securities Act.

(e)    Testing-the-Waters Materials. The Company (i) has not alone engaged in any Testing-the-Waters Communications other than Testing-the-Waters Communications with the consent of the Representatives (x) with entities that are qualified institutional buyers (“QIBs”) within the meaning of Rule 144A under the Securities Act or institutions that are accredited investors within the meaning of Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act (“IAIs”) and otherwise in compliance with the requirements of Section 5(d) of the Securities Act or (y) with entities that the Company reasonably believed to be QIBs or IAIs and otherwise in compliance with the requirements of Rule 163B under the Securities Act and (ii) has not authorized anyone other than the Representatives to engage in Testing-the-Waters Communications. The Company reconfirms that the Representatives have been authorized to act on its behalf in undertaking Testing-the-Waters Communications by virtue of a writing substantially in the form of Exhibit A hereto. The Company has not distributed or approved for distribution any Written Testing-the-Waters Communications other than those listed on Annex B hereto. “Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act. Any individual Written Testing-the-Waters Communication does not conflict with the information contained in the Registration Statement or the Pricing Disclosure Package, complied in all material respects with the Securities Act, and when taken together with the Pricing Disclosure Package as of the Applicable Time, did not, and as of the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in each such Written Testing-the-Waters Communications in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in such Written Testing-the-Waters Communications, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 9(c) hereof.

(f)    Registration Statement and Prospectus. The Registration Statement has been declared effective by the Commission. No order suspending the effectiveness of the Registration Statement has been issued by the Commission, and no proceeding for that purpose or pursuant to

Section 8A of the Securities Act against the Company or related to the offering of the Shares has been initiated or, to the knowledge of the Company, threatened by the Commission; as of the applicable effective date of the Registration Statement and any post-effective amendment thereto, the Registration Statement and any such post-effective amendment complied and will comply in all material respects with the Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date and as of the Additional Closing Date, as the case may be, the Prospectus will comply in all material respects with the Securities Act and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 9(c) hereof.

(g)    Accurate Disclosure. The statements in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the heading “Taxation,” insofar as they purport to describe the provisions of the laws and documents referred to therein, and under the heading “Description of Share Capital,” insofar as they purport to constitute a summary of the terms of the Company’s share capital, are accurate and fair summaries and present the information required to be shown in all material respects.

(h)    Financial Statements. The financial statements (including the related notes thereto) of the Company and its consolidated subsidiaries included in the Registration Statement, the Pricing Disclosure Package and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and present fairly in all material respects the financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with International Financial Reporting Standards, as issued by the IASB (“IFRS”) applied on a consistent basis throughout the periods covered thereby, and any supporting schedules included in the Registration Statement present fairly the information required to be stated therein; the other financial information included in the Registration Statement, the Pricing Disclosure Package and the Prospectus has been derived from the accounting records of the Company and its consolidated subsidiaries and presents fairly in all material respects the information shown thereby; and all disclosures included in the Registration Statement, the Pricing Disclosure Package and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of Commission) comply with Regulation G of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 10 of Regulation S-K of the Securities Act, to the extent applicable; and the Company and its subsidiaries do not have any off-balance sheet liabilities and obligations, except as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(i)    No Material Adverse Change. Since the date of the most recent financial statements of the Company included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (i) there has not been any material change in the Company’s share capital (other than in connection with the corporate reorganization transactions described under the caption “Presentation of Financial Information and Other Information—Corporate Events” in the Registration Statement, the Pricing Disclosure Package and the Prospectus (the “Reorganization Transactions”)), or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of the Company’s share capital, or any material adverse change, in or affecting the business, properties, management, financial position, shareholders’ equity, results of operations or prospects of the Company and its subsidiaries taken as a whole; (ii) neither the Company nor any of its subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole; and (iii) neither the Company nor any of its subsidiaries has sustained any loss or interference with its business that is material to the Company and its subsidiaries taken as a whole and that is either from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(j)    Organization and Good Standing. The Company and each of its subsidiaries have been duly incorporated or organized, as the case may be, and are validly existing and in good standing (to the extent such concept is applicable) under the laws of their respective jurisdictions of incorporation or organization, are duly qualified to do business and are in good standing (to the extent such concept is applicable) in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, have a material adverse effect on (i) the business, properties, management, financial position, shareholders’ equity, results of operations or prospects of the Company and its subsidiaries taken as a whole, or (ii) the performance by the Company of its obligations under this Agreement or to consummate the transactions contemplated in the Registration Statement, the Pricing Disclosure Package and the Prospectus (a “Material Adverse Effect”). The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21 to the Registration Statement. The subsidiaries listed in Schedule 3 to this Agreement are the only significant subsidiaries of the Company.

(k)    Capitalization. The Company has an authorized capitalization as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the heading “Capitalization”; all the outstanding share capital of the Company (including the Shares to be sold by the Selling Shareholders) have been duly and validly authorized and issued and are fully paid and non-assessable and are not subject to any pre-emptive or similar rights; except as described in or expressly contemplated by the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any share capital or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any share capital of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; the share capital of the Company conforms in all material respects to the description thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus; and all the outstanding share capital or other equity interests of each subsidiary owned, directly or indirectly, by the Company have been duly and validly authorized and issued, are fully paid and non-assessable (except, in the case of any foreign subsidiary, for directors’ qualifying shares and except as would not reasonably be expected to have a Material Adverse Effect) and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party.

(l)    Due Authorization. The Company has full right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby has been duly and validly taken.

(m)    Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(n)    The Shares. The Shares to be issued and sold by the Company hereunder have been duly authorized by the Company and, when issued and delivered and paid for as provided herein, will be duly and validly issued, will be fully paid and nonassessable and will conform to the descriptions thereof in the Registration Statement, the Pricing Disclosure Package and the Prospectus; and the issuance of the Shares is not subject to any preemptive or similar rights.

(o)    Descriptions of the Underwriting Agreement. This Agreement conforms in all material respects to the description thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(p)    No Violation or Default. Neither the Company nor any of its subsidiaries is (i) in violation of its memorandum and articles of association, charter or by-laws, partnership agreement, operating agreement or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any property or asset of the Company or any of its subsidiaries is subject; or (iii) in violation of any law or statute applicable to the Company or any of its subsidiaries or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over the Company or any of its subsidiaries, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(q)    No Conflicts. The execution, delivery and performance by the Company of this Agreement, the issuance and sale of the Shares by the Company and the consummation by the

Company of the transactions contemplated by this Agreement or the Pricing Disclosure Package and the Prospectus will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, result in the termination, modification or acceleration of, or result in the creation or imposition of any lien, charge or encumbrance upon any property, right or asset of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any property, right or asset of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the memorandum and articles of association, charter or by-laws, partnership agreement, operating agreement or similar organizational documents of the Company or any of its subsidiaries or (iii) result in the violation of any law or statute applicable to the Company or any of its subsidiaries or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over the Company or any of its subsidiaries, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation, default, lien, charge or encumbrance that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(r)    No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated by this Agreement, except for (i) the registration of the Shares under the Securities Act, (ii) such consents, approvals, authorizations, orders and registrations or qualifications as have already been obtained, made or waived, (iii) as may be required by the Financial Industry Regulatory Authority, Inc. (“FINRA”), the Nasdaq Global Select Market (the “Nasdaq Market”) and under applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriters, (iv) any filing or submission required in connection with the Reorganization Transactions or (v) where the failure to obtain any such consent, approval, authorization, order, registration or qualification would not reasonably be expected, individually or in the aggregate, to materially adversely affect the ability of the Company to consummate the transactions contemplated by this Agreement.

(s)    Legal Proceedings. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no legal, governmental or regulatory investigations, actions, demands, claims, suits, arbitrations, inquiries or proceedings (“Actions”) pending to which the Company or any of its subsidiaries is or, to the knowledge of the Company, may reasonably be expected to become a party or to which any property of the Company or any of its subsidiaries is or, to the knowledge of the Company, may reasonably be expected to become, the subject of, which, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to have a Material Adverse Effect; to the knowledge of the Company, no such Actions are threatened or contemplated by any governmental or regulatory authority or threatened by others, except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and (i) there are no current or pending Actions that are required under the Securities Act to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus that are not so described in the Registration Statement, the Pricing Disclosure Package and the Prospectus and (ii) there are no statutes, regulations or contracts or other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement or described in the

Registration Statement, the Pricing Disclosure Package or the Prospectus that are not so filed as exhibits to the Registration Statement or described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(t)    Independent Accountants. Price Waterhouse & Co. S.R.L., who have certified certain financial statements of the Company and its subsidiaries, is an independent registered public accounting firm with respect to the Company and its subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act.

(u)    Title to Real and Personal Property. The Company and its subsidiaries have good and marketable title to, or have valid rights to lease or otherwise use, all items of real and personal property that are material to the business of the Company and its subsidiaries, taken as a whole, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries, taken as a whole or (ii) would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(v)    Intellectual Property. (i) The Company and its subsidiaries own all right, title, and interest in or have the right to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, domain names and other source indicators, copyrights and copyrightable works, know-how, trade secrets, systems, procedures, proprietary or confidential information and all other worldwide intellectual property, industrial property and proprietary rights (collectively, “Intellectual Property”) used in or necessary for the conduct of their respective businesses; (ii) all employees or contractors engaged in the development of Intellectual Property on behalf of the Company or any of its subsidiaries have executed an invention assignment agreement whereby such employees or contractors presently assign all of their right, title and interest in and to such Intellectual Property to the Company or the applicable subsidiary, and to the Company’s knowledge no such agreement has been breached or violated in any manner that could reasonably be expected to result in a Material Adverse Effect; (iii) the Company’s and its subsidiaries’ conduct of their respective businesses does not infringe, misappropriate or otherwise violate any Intellectual Property of any person, except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; (iv) the Intellectual Property owned by the Company and its subsidiaries and, to the Company’s knowledge, the Intellectual Property licensed to the Company and its subsidiaries, is valid, subsisting and enforceable, and there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity, scope or enforceability of any such Intellectual Property; and (v) to the knowledge of the Company, the Intellectual Property of the Company and its subsidiaries is not being infringed, misappropriated or otherwise violated by any person.

(w)    No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, shareholders, customers, suppliers or other affiliates of the Company or any of its subsidiaries, on the other, that is required by the Securities Act to be described in each of the Registration Statement and the Prospectus and that is not so described in such documents and in the Pricing Disclosure Package.

(x)    Investment Company Act. The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof received by the Company as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, will not be required to register as an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Investment Company Act”).

(y)    Taxes. The Company and its subsidiaries have paid all applicable federal, state, local and foreign taxes (other than such taxes as are not yet due or are currently being contested in good faith and for which reserves have been provided in accordance with IFRS) and filed all applicable tax returns required to be paid or filed through the date hereof, except where the failure to pay such taxes or file such returns would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and to the Company’s knowledge, except as otherwise disclosed in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus, there is no tax deficiency that has been, or would reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets which would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(z)    Licenses and Permits. The Company and its subsidiaries possess all licenses, sub-licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities having jurisdiction over the Company and its subsidiaries that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus, except where the failure to possess or make the same would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and except as described in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus, neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any such license, sub-license, certificate, permit or authorization or has any reason to believe that any such license, sub-license, certificate, permit or authorization will not be renewed in the ordinary course, except where such revocation or modification would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(aa)    No Labor Disputes. No labor disturbance by or dispute with employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is contemplated or threatened, and the Company is not aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of its or its subsidiaries’ principal suppliers, contractors or customers, except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received any notice of cancellation or termination with respect to any material collective bargaining agreement to which it is a party.

(bb)    Certain Environmental Matters. (i) The Company and its subsidiaries (x) are in compliance with all, and have not violated any, applicable federal, state, local and foreign laws (including common law), rules, regulations, requirements, decisions, judgments, decrees, orders and other legally enforceable requirements relating to pollution or the protection of human health or safety, the environment, natural resources, hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (y) have received and are in compliance with all, and have not violated any, permits, licenses, certificates or other authorizations or approvals required of them under any Environmental Laws to conduct their respective businesses; and (z) have not received notice of any actual or potential liability or obligation of the Company or any of its subsidiaries under or relating to, or any actual or potential violation of, any Environmental Laws, including for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, and have no knowledge of any event or condition that would reasonably be expected to result in any such notice; (ii) there are no costs or liabilities associated with Environmental Laws of or relating to the Company or its subsidiaries, except in the case of each of (i) and (ii) above, for any such matter as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (iii) except as described in each of the Pricing Disclosure Package and the Prospectus, (x) there is no proceeding that is pending, or that is known to be contemplated, against the Company or any of its subsidiaries under any Environmental Laws in which a governmental entity is also a party, other than such proceeding regarding which it is reasonably believed no monetary sanctions of $100,000 or more will be imposed, (y) the Company and its subsidiaries are not aware of any facts or issues regarding compliance with Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants, that could reasonably be expected to have a material effect on the capital expenditures, earnings or competitive position of the Company and its subsidiaries, and (z) none of the Company or its subsidiaries anticipates material capital expenditures relating to any Environmental Laws.

(cc)    Compliance with ERISA. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) Each employee benefit plan, within the meaning of Section 3(3) of the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Company or any member of its “Controlled Group” (defined as any entity, whether or not incorporated, that is under common control with the Company within the meaning of Section 4001(a)(14) of ERISA or any entity that would be regarded as a single employer with the Company under Section 414(b),(c),(m) or (o) of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code; (ii) no non-exempt prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan; (iii) no Plan is, or is reasonably expected to be, in “at risk status” (within the meaning of Section 303(i) of ERISA) and no Plan that is a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA is in “endangered status” or “critical status” (within the meaning of Sections 304 and 305 of ERISA) (iv) the fair market value of the assets of each Plan subject to Title IV of ERISA exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan); (v) no “reportable event” (within the meaning of Section 4043(c) of ERISA and the regulations promulgated thereunder) has occurred or is reasonably expected to occur with respect to any Plan subject to Title IV of ERISA; (vi) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified, and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification; (vii) neither the Company nor any member of the Controlled Group has incurred, nor reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guarantee Corporation, in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA); (viii) for each Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, the minimum funding standard of Section 412 of the Code and Section 302 of ERISA, as applicable, has been satisfied (without taking into account any waiver thereof or extension of any amortization period) and reasonably expected to be satisfied in the future (without taking into account any waiver thereof or extension of any amortization period); and (ix) there is no pending audit, or to the knowledge of the Company investigation, by the Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other governmental agency or any foreign regulatory agency with respect to any Plan that could reasonably be expected to result in liability to the Company or its subsidiaries. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, with respect to each pension plan within the meaning of Section 3(2) of ERISA that is maintained or contributed to (or required to be contributed to) by the Company or any Subsidiary with respect to any of its employees (or former employees) or other service providers, employed or providing services outside the United States (each a “Foreign Plan”), (i) each such Foreign Plan is in material compliance with the applicable provisions of the laws and regulations regarding employee benefits, compensation, mandatory contributions and retirement plans of each jurisdiction applicable to such Foreign Plan; and (ii) each Foreign Plan required to be registered has been registered and has been maintained in good standing with applicable regulatory authorities.

(dd)    Accounting Controls. The Company and its subsidiaries maintain a system of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that complies with the requirements of the Exchange Act applicable to the Company and has been designed by, or under the supervision of, the Company’s principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with IFRS. The Company and its subsidiaries maintain internal accounting controls designed to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with IFRS and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no material weaknesses in the Company’s internal controls.

(ee)    Insurance. Neither the Company nor its subsidiaries maintain any material insurance covering their respective properties, operations, personnel or businesses.

(ff)    Cybersecurity; Data Protection. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (i) the Company and its subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform, in all material respects as required in connection with the operation of the business of the Company and its subsidiaries as currently conducted, and are, to the knowledge of the Company, free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants designed to damage or corrupt the IT Systems; (ii) the Company and its subsidiaries have implemented and maintained commercially reasonable controls, policies, procedures, and safeguards to maintain and protect, in all material respects, the integrity, continuous operation, redundancy and security of all IT Systems and data (including all personal, personally identifiable, sensitive, confidential or regulated data (“Personal Data”)) used in connection with their businesses, and there have been no material breaches, violations, outages or unauthorized uses of or accesses to same, except for those that have been remedied without material cost or liability or the duty to notify any other person, nor any material incidents under internal review or investigations relating to the same; (iii) the Company and its subsidiaries are presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, and internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification; and (iv) the Company and its subsidiaries have taken all necessary actions to comply, in all material respects, with the European Union General Data Protection Regulation (and to prepare to comply with all other applicable laws and regulations with respect to Personal Data that have been announced as of the date hereof as becoming effective within 12 months after the date hereof, and for which any non-compliance with same would be reasonably likely to create a material liability) as soon they take effect.

(gg)    No Unlawful Payments. Neither the Company nor any of its subsidiaries, nor any director or officer of the Company or any of its subsidiaries nor, to the knowledge of the Company, any employee, agent, affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment, benefit, giving or receipt of money, property, gifts or anything else of value to any foreign or domestic government official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom or any other applicable anti-bribery or anti-corruption law; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Company and its subsidiaries have instituted, maintain and enforce, and will continue to maintain and enforce policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.

(hh)    Compliance with Anti-Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all jurisdictions where the Company or any of its subsidiaries conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened. None of the Company or its subsidiaries will, directly or indirectly, use any of the proceeds from the sale of the Shares, or lend, contribute or otherwise make available such proceeds to any subsidiary, affiliate, joint venture partner or other person or entity, for the purpose of financing or facilitating any activity that would violate any Anti-Money Laundering Laws.

(ii)    No Conflicts with Sanctions Laws. Neither the Company nor any of its subsidiaries, directors or officers, nor, to the knowledge of the Company, any employee, agent, affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries is currently the subject or the target of any sanctions administered or enforced by the U.S. government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council (“UNSC”), the European Union, Her Majesty’s Treasury (“HMT”) or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company or any of its subsidiaries located, organized or resident in a country or territory that is the subject or target of Sanctions, including, without limitation, Crimea, Cuba, Iran, North Korea and Syria (each, a “Sanctioned Country”); and the Company will not directly or indirectly use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions. For the past five years, the Company and its subsidiaries have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

(jj)    No Restrictions on Subsidiaries. No subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s share capital or similar ownership interest, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company or any other subsidiary of the Company.

(kk)    No Broker’s Fees. Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares.

(ll)    No Registration Rights. Except as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the caption “Related Party Transactions—Registration Rights Agreement,” no person has the right to require the Company or any of its subsidiaries to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement with the Commission, the issuance and sale of the Shares by the Company or, to the knowledge of the Company, the sale of the Shares to be sold by the Selling Shareholders hereunder.

(mm)    No Stabilization. Except for the appointment of the Underwriters, who may engage in stabilization activities and as to whose actions the Company makes no representation or warranty, neither the Company nor, to the knowledge of the Company, any affiliate of the Company has taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares.

(nn)    Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) included in any of the Registration Statement, the Pricing Disclosure Package or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(oo)    Statistical and Market Data. Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects, and, to the extent required, the Company has obtained written consent for the use of such data from such sources.

(pp)    Sarbanes-Oxley Act. To the extent applicable to the Company on the date hereof, there is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act, including Section 402 related to loans and Sections 302 and 906 related to certifications.

(qq)    Status under the Securities Act. At the time of filing the Registration Statement and any post-effective amendment thereto, at the earliest time thereafter that the Company or any offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Shares and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 under the Securities Act.

(rr)    Directed Share Program. The Company represents and warrants that (i) the Registration Statement, the Pricing Disclosure Package and the Prospectus, any Preliminary Prospectus and any Issuer Free Writing Prospectuses comply in all material respects, and any further amendments or supplements thereto will comply in all material respects, with any applicable laws or regulations of foreign jurisdictions in which the Pricing Disclosure Package, the Prospectus, any Preliminary Prospectus and any Issuer Free Writing Prospectus, as amended or supplemented, if applicable, are distributed in connection with the Directed Share Program, and that (ii) no authorization, approval, consent, license, order, registration or qualification of or with any government, governmental instrumentality or court, other than such as have been obtained, is necessary under the securities laws and regulations of foreign jurisdictions in which the Directed Shares are offered outside the United States. The Company has not offered, or caused the underwriters to offer, Class A Common Shares to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (i) a customer or supplier of the Company to alter the customer or supplier’s level or type of business with the Company, or (ii) a trade journalist or publication to write or publish favorable information about the Company or its products.

(ss)    Stamp Taxes. No stamp duties or other documentary, issuance or transfer taxes are payable by or on behalf of the Underwriters in the Cayman Islands or any political subdivision or taxing authority thereof in connection with (A) the execution, delivery and performance of this Agreement, (B) the issuance and delivery of the Shares in the manner contemplated by this Agreement and the Prospectus or (C) the sale and delivery by the Underwriters of the Shares as contemplated by this Agreement and the Prospectus. Nominal stamp duty is payable on the Agreement if the original Agreement is brought to the Cayman Islands.

(tt)    Qualification and Residency. It is not necessary under the laws of the Cayman Islands that any Underwriter be licensed, qualified or entitled to carry on business in the Cayman Islands to enable such Underwriter to enforce its respective rights under this Agreement or the performance of the terms and conditions of this Agreement outside of the Cayman Islands. The Underwriters will not be deemed resident, domiciled, to be carrying on business or subject to taxation in the Cayman Islands solely by reason of the execution, acceptance, delivery, performance or enforcement of this Agreement.

(uu)    No Immunity. Neither the Company nor any of its subsidiaries or their properties or assets has immunity under Cayman Islands or U.S. federal or New York state law from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any Cayman Islands, U.S. federal or New York state court, from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court with respect to their respective obligations, liabilities or any other matter under or arising out of or in connection herewith; and, to the extent that the Company or any of its subsidiaries or any of its properties, assets or revenues may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings arising out of, or relating to the transactions contemplated by this Agreement, may at any time be commenced, the Company has, pursuant to Section 18 of this Agreement, waived, and it will waive, or will cause its subsidiaries to waive, such right to the extent permitted by law.

(vv)    Enforcement of Foreign Judgments. Any final judgment for a fixed or determined sum of money rendered by any U.S. federal or New York state court located in the State of New York having jurisdiction under its own laws in respect of any suit, action or proceeding against the Company based upon this Agreement would be declared enforceable against the Company by the courts of the Cayman Islands, without reconsideration or reexamination of the merits, provided that, in the case of the Cayman Islands, such judgment: (i) is given by a foreign court of competent jurisdiction; (ii) imposes on the judgment debtor a liability to pay a liquidated sum for which the judgment has been given; (iii) is final; (iv) is not in respect of taxes, a fine or a penalty; and (v) was not obtained in a manner and is not of a kind the enforcement of which is contrary to natural justice or the public policy of the Cayman Islands.

(ww)    Valid Choice of Law. The choice of laws of the State of New York as the governing law of this Agreement (the “Governing Law”) is a valid choice of law under the laws of the Cayman Islands and will be recognized and given effect by the courts of the Cayman Islands, subject to the restrictions described under the caption “Enforcement of Civil Liabilities” in the Registration Statement, the Pricing Disclosure Package and the Prospectus and provided that, in the case of the Cayman Islands, such choice of law has been made in good faith and will be upheld by the courts of New York as a matter of the Governing Law. The Company has the power to submit, and pursuant to Section 18 of this Agreement and to the extent permitted by law, has legally, validly, effectively and irrevocably submitted, to the personal jurisdiction of the U.S. federal and New York state courts in the Borough of Manhattan in The City of New York and has validly and irrevocably waived any objection to the laying of venue of any suit, action or proceeding brought in such court.

(xx)    Passive Foreign Investment Company. The Company does not believe it should be treated as a “passive foreign investment company” (“PFIC”), as defined in Section 1297 of the Code, for its most recently completed taxable year, and based on its current operations, income, assets and certain estimates and projections, including as to the relative value of its assets, the Company does not expect to be a PFIC for its current taxable year or to become one in the foreseeable future.

(yy)    Dividends. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, no approvals are currently required in the Cayman Islands in order for the Company to pay dividends or other distributions declared by the Company to the holders of Shares. Under current laws and regulations of the Cayman Islands and any political subdivision thereof, any amount payable with respect to the Shares upon liquidation of the Company or upon redemption thereof and dividends and other distributions declared and payable on the share capital of the Company may be paid by the Company in United States dollars or euros and freely transferred out of the Cayman Islands, and no such payments made to the holders thereof who are non-residents of the Cayman Islands will be subject to income, withholding or other taxes under laws and regulations of the Cayman Islands or any political subdivision or taxing authority thereof or therein and without the necessity of obtaining any governmental authorization in the Cayman Islands or any political subdivision or taxing authority thereof or therein.

(zz)    Legality. The legality, validity, enforceability or admissibility into evidence of any of the Registration Statement, the Pricing Disclosure Package, the Prospectus, this Agreement or the Shares in any jurisdiction in which the Company is incorporated or organized or does business is not dependent upon such document being submitted into, filed or recorded with any court or other authority in any such jurisdiction on or before the date hereof or that any tax, imposition or charge be paid in any such jurisdiction on or in respect of any such document, other than court costs (including, without limitation, filing fees), except that, Cayman Islands stamp duty would be required to be paid before this Agreement could be admitted into evidence before the courts of the Cayman Islands.

(aaa)    Legal Action. A holder of the Shares and each Underwriter are each entitled to sue as plaintiff in the court of the jurisdiction of formation and domicile of the Company for the enforcement of their respective rights under this Agreement and the Shares and such access to such courts will not be subject to any conditions which are not applicable to residents of such jurisdiction or a company incorporated in such jurisdiction.

(bbb)    Foreign Issuer. The Company is a “foreign private issuer” as defined in Rule 405 under the Securities Act.

(ccc)    Related Party Transactions. No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, shareholders, customers, suppliers or other affiliates of the Company or any of its subsidiaries, on the other, that is required by the Act to be described in the Registration Statement or the Prospectus and that is not so described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

4.    Representations and Warranties of the Selling Shareholders.

(a)    Each of the Selling Shareholders severally and not jointly represents and warrants, solely with respect to itself, to each Underwriter that:

(i)    Required Consents; Authority. Except (i) for the registration of the Shares under the Securities Act, (ii) as may be required under foreign or state securities (or Blue Sky) laws or by FINRA or by the Nasdaq Market in connection with the purchase and distribution of Shares by the Underwriters, and (iii) any filing or submission required in connection with the Reorganization Transactions and (iv) as would not, individually or in the aggregate, reasonably be expected to materially impact such Selling Shareholder’s ability to perform its obligations under this Agreement, all consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Shareholder of this Agreement [and the Power of Attorney (the “Power of Attorney”) and the Custody Agreement (the “Custody Agreement”) hereinafter referred to], and for the sale and delivery of the Shares to be sold by such Selling Shareholder hereunder, have been obtained; and such Selling Shareholder has full right, power and authority to enter into this Agreement[, the Power of Attorney and the Custody Agreement] and to sell, assign, transfer and deliver the Shares to be sold by such Selling Shareholder hereunder; this Agreement[, the Power of Attorney and the Custody Agreement] [has][have each] been duly authorized, executed and delivered by the Selling Shareholders.

(ii)    No Conflicts. The execution, delivery and performance by such Selling Shareholder of this Agreement[, the Power of Attorney and the Custody Agreement], the sale of the Shares to be sold by such Selling Shareholder and the consummation by such Selling Shareholder of the transactions contemplated herein or therein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, result in the termination, modification or acceleration of, or result in the creation or imposition of any lien, charge or encumbrance upon any property, right or asset of such Selling Shareholder pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is bound or to which any of the property, right or asset of such Selling Shareholder is subject, (ii) result in any violation of the provisions of the memorandum and articles of association, charter or by-laws, partnership agreement or similar organizational documents of such Selling Shareholder or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory agency except, in the case of the foregoing clauses (i) and (iii) above, as would not, individually or in the aggregate, reasonably be expected to materially impact such Selling Shareholder’s ability to perform its obligations under this Agreement.

(iii)    Title to Shares. Such Selling Shareholder is the record and beneficial owners of the Shares to be sold at the Closing Date or the Additional Closing Date, as the case may be, by such Selling Shareholder hereunder, free and clear of all liens, encumbrances, equities or adverse claims; and upon payment for the Shares to be sold by such Selling Shareholder pursuant to this Agreement, delivery of such Shares, as directed by the Representatives, to Cede & Co. (“Cede”) or such other nominee as may be designated by DTC, registration of such Shares in the name of Cede or such other nominee and the crediting of such Shares on the books of DTC to securities accounts (within the meaning of Section 8-501 of the UCC) of the Representatives (assuming that neither DTC nor any such Underwriter has notice of any adverse claim (within the meaning of Section 8-105 of the UCC) to such Shares), (A) under Section 8-501 of the UCC, the Representatives will acquire a valid security entitlement (within the meaning of Section 8-102 of the UCC) in respect of such Shares and (B) no action based on any “adverse claim” (within the meaning of Section 8-102 of the UCC) to such Shares may be asserted against the Representatives with respect to such security entitlement; for purposes of this representation, such Selling Shareholder may assume that when such payment, delivery (within the meaning of Section 8-301 of the UCC) and crediting occur, (x) such Shares will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s register of members, in accordance with its memorandum and articles of association and applicable law, (y) DTC will be registered as a “clearing corporation” (within the meaning of Section 8-102 of the UCC) and (z) appropriate entries to the securities accounts (within the meaning of Section 8-501 of the UCC) of the Representatives on behalf of the several Underwriters on the records of DTC will have been made pursuant to the UCC.

(iv)    No Stabilization. Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares.

(v)    Issuer Free Writing Prospectus and Written Testing-the-Waters Communication. Other than the Registration Statement, the Preliminary Prospectus and the Prospectus, such Selling Shareholder (including its agents and representatives, other than the Underwriters in their capacity as such) has not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any Issuer Free Writing Prospectus or Written Testing-the-Waters Communication, other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act or (ii) the documents listed on Annex A or Annex B hereto, each electronic road show and any other written communications approved in writing in advance by the Company and the Representative.

(vi)    Material Information. As of the date hereof and as of the Closing Date and as of the Additional Closing Date, as the case may be, the sale of the Shares by such Selling Shareholder is not and will not be prompted by any information concerning the Company or its subsidiaries, taken as a whole, which is not set forth in the Registration Statement, the Pricing Disclosure Package or the Prospectus.

(vii)    No Unlawful Payments. Neither such Selling Shareholder nor any director, officer or employee of such Selling Shareholder nor, to the knowledge of such Selling Shareholder, any agent, affiliate or other person associated with or acting on behalf of such Selling Shareholder will (i) use any of the proceeds of the offering of the Shares hereunder for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) make or take an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit using the proceeds of the offering of the Shares hereunder to any foreign or domestic government official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violate any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or commit an offence under the Bribery Act 2010 of the United Kingdom or any other applicable anti-bribery or anti-corruption law, in relation to the proceeds of the offering of the Shares hereunder; or (iv) make, offer, agree, request or take an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit in relation to the proceeds of the offering of the Shares hereunder.

(viii)    Compliance with Anti-Money Laundering Laws. The operations of such Selling Shareholder are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Anti-Money Laundering Laws, and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving such Selling Shareholder with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of such Selling Shareholder, threatened. Neither the Selling Shareholders nor any of its affiliates will use, directly or indirectly, the proceeds of the offering of the Shares hereunder in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of any applicable anti-corruption laws or in a manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Anti-Money Laundering Laws.

(ix)    [No Conflicts with Sanctions Laws. Neither such Selling Shareholder nor any of its directors, officers or employees, nor, to the knowledge of such Selling Shareholder, any agent, affiliate or other person associated with or acting on behalf of such Selling Shareholder is currently the subject or the target of any Sanctions, nor is such Selling Shareholder located, organized or resident in a Sanctioned Country; and such Selling Shareholder will not directly or indirectly use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions. For the past five years, such Selling Shareholder has not knowingly engaged in and is not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

(x)    Organization and Good Standing. To the extent such Selling Shareholder is not a natural person, such Selling Shareholder has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization.

(xi)    Enforcement of Foreign Judgments. Any final judgment for a fixed or determined sum of money rendered by any U.S. federal or New York state court located in the State of New York having jurisdiction under its own domestic laws in respect of any suit, action or proceeding against such Selling Shareholder based upon this Agreement would be declared enforceable against such Selling Shareholder by the courts of the Cayman Islands or the United States, without reconsideration or reexamination of the merits.

(xii)    ERISA. Such Selling Shareholder is not (i) an employee benefit plan subject to Title I of ERISA, (ii) a plan or account subject to Section 4975 of the Code or (iii) an entity deemed to hold “plan assets” of any such plan or account under Section 3(42) of ERISA, 29 C.F.R. 2510.3-101, or otherwise.

(xiii)    Stamp Taxes. No stamp duties or other documentary, issuance or transfer taxes are payable by or on behalf of the Underwriters in the Cayman Islands or the United States or any political subdivision or taxing authority thereof in connection with (A) the execution, delivery and performance by such Shareholder of this Agreement, (B) the delivery of the Shares by such Selling Shareholder in the manner contemplated by this Agreement and the Prospectus or (C) the sale and delivery by the Underwriters of such Selling Shareholders Shares as contemplated herein and in the Prospectus.

(b)    In addition to the representations and warranties made in Section 4(a) hereof, each of the Group 1 Selling Shareholders severally and not jointly represents and warrants, solely with respect to itself, to each Underwriter that:

(i)    Pricing Disclosure Package. The Pricing Disclosure Package, at the Applicable Time did not, and as of the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that such Group 1 Selling Shareholder makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representative expressly for use in such Pricing Disclosure Package, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 9(c) hereof.

(ii)    Registration Statement and Prospectus. As of the applicable effective date of the Registration Statement and any post-effective amendment thereto, the Registration Statement and any such post-effective amendment complied and will comply in all material respects with the Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date and as of the Additional Closing Date, as the case may be, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that such Group 1 Selling Shareholder makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representative expressly for use in the Registration Statement, the Pricing Disclosure Package and the Prospectus and any amendment or supplement thereto, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 9(c) hereof.

(c)    In addition to the representations and warranties made in Section 4(a) hereof, each of the Group 2 Selling Shareholders severally and not jointly represents and warrants, solely with respect to itself, to each Underwriter that:

(i)    Pricing Disclosure Package. The information specifically relating to such Group 2 Selling Shareholder contained in the Pricing Disclosure Package, at the Applicable Time did not, and as of the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that such Group 2 Selling Shareholder’s representation under this clause (i) shall only apply to any such statement or omission made in reliance upon and in conformity with information specifically relating to such Group 2 Selling Shareholder furnished to the Company in writing by such Group 2 Selling Shareholder expressly for use in the Pricing Disclosure Package, and any amendment or supplement thereto; it being understood and agreed that the only such information furnished by such Group 2 Selling Shareholder consists of (A) the legal name and address of such Group 2 Selling Shareholder and the other information about such Group 2 Selling Shareholder set forth in the footnote relating to the Group 2 Selling Shareholder under the caption “Principal and Selling Shareholders” and (B) the number of Common Shares beneficially owned by such Group 2 Selling Shareholder before and after the offering (excluding percentages) that appears in the table under the caption “Principal and Selling Shareholders” (collectively, the “Group 2 Selling Shareholder Information”).

(ii)    Registration Statement and Prospectus. As of the applicable effective date of the Registration Statement and any post-effective amendment thereto, the information specifically relating to such Group 2 Selling Shareholder contained in the Registration Statement and any such post-effective amendment did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date and as of the Additional Closing Date, as the case may be, the information specifically relating to such Group 2 Selling Shareholder contained in the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that such Group 2 Selling Shareholder’s representation under this clause (ii) shall only apply to any such statement or omission made in reliance upon and in conformity with the Group 2 Selling Shareholder Information.

5.    Further Agreements of the Company. The Company covenants and agrees with each Underwriter that:

(a)    Required Filings. The Company will file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A, 430B or 430C under the Securities Act, will file any Issuer Free Writing Prospectus to the extent required by Rule 433 under the Securities Act; and the Company will furnish copies of the Prospectus and each Issuer Free Writing Prospectus (to the extent not previously delivered) to the Underwriters in New York City prior to 10:00 A.M., New York City time, on the business day next succeeding the date of this Agreement in such quantities as the Representatives may reasonably request.

(b)    Delivery of Copies. The Company will deliver, without charge, (i) to the Representatives, four signed copies of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith; and (ii) to each Underwriter (A) a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) and (B) during the

Prospectus Delivery Period (as defined below), as many copies of the Prospectus (including all amendments and supplements thereto and each Issuer Free Writing Prospectus) as the Representatives may reasonably request. As used herein, the term “Prospectus Delivery Period” means such period of time after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters a prospectus relating to the Shares is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities Act) in connection with sales of the Shares by any Underwriter or dealer.

(c)    Amendments or Supplements, Issuer Free Writing Prospectuses. Before making, preparing, using, authorizing, approving, referring to or filing any Issuer Free Writing Prospectus, and before filing any amendment or supplement to the Registration Statement, the Pricing Disclosure Package or the Prospectus, the Company will furnish to the Representatives and counsel for the Underwriters a copy of the proposed Issuer Free Writing Prospectus, amendment or supplement for review and will not make, prepare, use, authorize, approve, refer to or file any such Issuer Free Writing Prospectus or file any such proposed amendment or supplement to which the Representatives reasonably object.

(d)    Notice to the Representatives. The Company will advise the Representatives promptly, and confirm such advice in writing, (i) when the Registration Statement has become effective; (ii) when any amendment to the Registration Statement has been filed or becomes effective; (iii) when any supplement to the Pricing Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus or any Written Testing-the-Waters Communication or any amendment to the Prospectus has been filed or distributed; (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information including, but not limited to, any request for information concerning any Testing-the-Waters Communication; (v) of the issuance by the Commission or any other governmental or regulatory authority of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus, any of the Pricing Disclosure Package, the Prospectus or any Written Testing-the-Waters Communication or the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the Securities Act; (vi) of the occurrence of any event or development within the Prospectus Delivery Period as a result of which the Prospectus, any of the Pricing Disclosure Package, any Issuer Free Writing Prospectus or any Written Testing-the-Waters Communication as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus, the Pricing Disclosure Package, any such Issuer Free Writing Prospectus or any Written Testing-the-Waters Communication is delivered to a purchaser, not misleading; and (vii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Shares for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its reasonable best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus, any of the Pricing Disclosure Package or the Prospectus or any Written Testing-the-Waters Communication or suspending any such qualification of the Shares and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.

(e)    Ongoing Compliance. (1) If during the Prospectus Delivery Period (i) any event or development shall occur or condition shall exist as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Prospectus to comply with law, the Company will promptly (and in any event, within two business days) notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission and furnish to the Underwriters and to such dealers as the Representatives may designate such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law and (2) if at any time prior to the Closing Date (i) any event or development shall occur or condition shall exist as a result of which the Pricing Disclosure Package as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Pricing Disclosure Package is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Pricing Disclosure Package to comply with law, the Company will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission (to the extent required) and furnish to the Underwriters and to such dealers as the Representatives may designate, such amendments or supplements to the Pricing Disclosure Package as may be necessary so that the statements in the Pricing Disclosure Package as so amended or supplemented will not, in the light of the circumstances existing when the Pricing Disclosure Package is delivered to a purchaser, be misleading or so that the Pricing Disclosure Package will comply with law.

(f)    Blue Sky Compliance. The Company will qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request and will continue such qualifications in effect so long as required for distribution of the Shares; provided that the Company shall not be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(g)    Earning Statement. The Company will make generally available to its security holders and the Representatives as soon as practicable an earning statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the “effective date”

(as defined in Rule 158) of the Registration Statement, provided that the Company will be deemed to have complied with such requirement by furnishing such earning statement on the Commission’s Electronic Data Gathering, Analysis, and Retrieval system (or any successor system) (“EDGAR”).

(h)    Clear Market. For a period of 180 days after the date of the Prospectus, the Company will not, and will not publicly disclose the intention to, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, or publicly file with, the Commission a registration statement under the Securities Act relating to, any Class A Common Shares, Class B common shares par value $0.002 per share (together with the Class A Common Shares, the “Common Shares”), or any securities convertible into or exercisable or exchangeable for Common Shares, or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Company’s Common Shares or any such other securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise, without the prior written consent of the Representatives, other than the Shares to be sold hereunder.

The restrictions described above do not apply to (i) the issuance of Common Shares or securities convertible into or exercisable for Common Shares pursuant to the conversion or exchange of convertible or exchangeable securities or the exercise of warrants or options (including net exercise) or the settlement of restricted stock units (including net settlement), in each case outstanding on the date of this Agreement and described in the Prospectus; (ii) grants of stock options, share awards, restricted shares, restricted stock units or other equity awards and the issuance of Common Shares or securities convertible into or exercisable or exchangeable for Common Shares (whether upon the exercise of stock options or otherwise) to the Company’s employees, officers, directors, advisors, or consultants pursuant to the terms of an equity compensation plan in effect as of the Closing Date and described in the Prospectus, provided that such recipients enter into a lock-up agreement with the Underwriters; (iii) the filing of any registration statement (A) on Form S-8 relating to securities granted or to be granted pursuant to any plan in effect on the date of this Agreement and described in the Prospectus or any assumed benefit plan pursuant to an acquisition or similar strategic transaction or (B) in connection with the registration of shares pursuant to a demand registration from shareholders for which the 180-day restricted period shall have expired early pusuant to the terms of the “lock-up” agreement substantially in the form of Exhibit D hereto; (iv) the issuance of Common Shares in connection with the Reorganization Transactions; (v) the issuance of Common Shares or other securities (including securities convertible into Common Shares) in connection with the acquisition by the Company or any of its subsidiaries of the securities, businesses, properties or other assets of another person or entity or pursuant to any employee benefit plan assumed by the Company in connection with any such acquisition; or (vi) the issuance of Common Shares or other securities (including securities convertible into Common Shares) in connection with joint ventures, commercial relationships or other strategic transactions; provided that, in the case of clauses (v) and (vi), the aggregate number of Common Shares issued in all such acquisitions and transactions does not exceed 10% of the outstanding Common Shares of the Company following the offering of the Shares and any recipients of such Common Shares shall deliver a “lock-up” agreement substantially in the form of Exhibit D hereto.

If the Representatives in their sole discretion, agree to release or waive the restrictions set forth in a lock-up letter described in Section 8(m) hereof for an officer or director of the Company and provide the Company with notice of the impending release or waiver substantially in the form of Exhibit B hereto at least three business days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver substantially in the form of Exhibit C hereto through a major news service at least two business days before the effective date of the release or waiver.

(i)    Use of Proceeds. The Company will apply the net proceeds from the sale of the Shares as described in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus under the heading “Use of Proceeds”.

(j)    No Stabilization. Neither the Company nor its subsidiaries or affiliates will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Class A Common Shares.

(k)    Exchange Listing. The Company will use its reasonable best efforts to list the Shares on the Nasdaq Market, subject to official notice of issuance.

(l)    Reports. So long as the Shares are outstanding, the Company will furnish to the Representatives, as soon as they are available, copies of all reports or other communications (financial or other) furnished to holders of the Shares, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange or automatic quotation system; provided the Company will be deemed to have furnished such reports and financial statements to the Representatives to the extent they are filed on EDGAR.

(m)    Record Retention. The Company will, pursuant to reasonable procedures developed in good faith, retain copies of each Issuer Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Securities Act.

(n)    Filings. The Company will file with the Commission such reports as may be required by Rule 463 under the Securities Act.

(o)    Directed Share Program. The Company will comply with all applicable securities and other laws, rules and regulations in each jurisdiction in which the Directed Shares are offered in connection with the Directed Share Program.

(p)    Emerging Growth Company; Foreign Private Issuer. The Company will promptly notify the Representatives if the Company ceases to be an Emerging Growth Company or a “foreign private issuer” (as defined in Rule 405 under the Securities Act) at any time prior to the later of (i) completion of the distribution of Shares within the meaning of the Securities Act and (ii) completion of the 180-day restricted period referred to in Section 5(h) hereof.

(q)    Tax Indemnity. The Company will indemnify and hold harmless the Underwriters against any documentary, stamp, registration or similar issuance tax or transfer tax, including any interest and penalties, on the issuance and sale of the Shares by the Company to the Underwriters and on the execution, delivery and performance of this Agreement. All payments to be made by the Company in respect of this Agreement shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental shares whatsoever unless the Company is compelled by law to deduct or withhold such taxes, duties or charges. In that event, the Company shall pay such additional amounts as may be necessary in order to ensure that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made; provided, however, that no such additional amounts shall be paid (i) in respect of any taxes imposed on an Underwriter as a result of any present or former connection (other than any connection resulting solely from the transactions contemplated by this Agreement) between such Underwriter and the jurisdiction imposing such withholding or deduction or (ii) in respect of any taxes to the extent that such taxes would not have been imposed but for the failure of an Underwriter to comply with any reasonable certification, identification or other reporting requirements concerning the nationality, residence, identity or connection with the applicable taxing jurisdiction of such Underwriter if such compliance is timely requested by the Company and required or imposed by law as a precondition to an exemption from, or reduction in, such taxes.

6.    Further Agreements of the Selling Shareholders. Each of the Selling Shareholders severally and not jointly, solely with respect to itself, covenants and agrees with each Underwriter that:

(a)    No Stabilization. The Selling Shareholder will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Class A Common Shares.

(b)    Tax Form. It will deliver to the Representatives prior to or at the Closing Date a properly completed and executed United States Treasury Department Form W-9 or Form W-8, as applicable (or other applicable form or statement specified by the Treasury Department regulations in lieu thereof).

(c)    Use of Proceeds. It will not directly or indirectly use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to a subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject of target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions.

7.    Certain Agreements of the Underwriters. Each Underwriter hereby severally represents and agrees that:

(a)    It has not and will not use, authorize use of, refer to or participate in the planning for use of, any “free writing prospectus”, as defined in Rule 405 under the Securities Act (which term includes use of any written information furnished to the Commission by the Company and not incorporated by reference into the Registration Statement and any press release issued by the Company) other than (i) a free writing prospectus that contains no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) that was not included (including through incorporation by reference) in the Preliminary Prospectus or a previously filed Issuer Free Writing Prospectus, (ii) any Issuer Free Writing Prospectus listed on Annex A or prepared pursuant to Section 3(c) or Section 4(a)(iii) above (including any electronic road show), or (iii) any free writing prospectus prepared by such underwriter and approved by the Company in advance in writing (each such free writing prospectus referred to in clauses (i) or (iii), an “Underwriter Free Writing Prospectus”).

(b)    It has not and will not, without the prior written consent of the Company, use any free writing prospectus that contains the final terms of the Shares unless such terms have previously been included in a free writing prospectus filed with the Commission; provided that Underwriters may use a term sheet substantially in the form of Annex C hereto without the consent of the Company; provided further that any Underwriter using such term sheet shall notify the Company, and provide a copy of such term sheet to the Company, prior to, or substantially concurrently with, the first use of such term sheet.

(c)    It is not subject to any pending proceeding under Section 8A of the Securities Act with respect to the offering (and will promptly notify the Company and the Selling Shareholders if any such proceeding against it is initiated during the Prospectus Delivery Period).

8.    Conditions of Underwriters’ Obligations. The obligation of each Underwriter to purchase the Underwritten Shares on the Closing Date or the Option Shares on the Additional Closing Date, as the case may be, as provided herein is subject to the performance by the Company and the Selling Shareholder of their respective covenants and other obligations hereunder and to the following additional conditions:

(a)    Registration Compliance; No Stop Order. No order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose or pursuant to Section 8A under the Securities Act shall be pending before or threatened by the Commission; the Prospectus and each Issuer Free Writing Prospectus shall have been timely filed with the Commission under the Securities Act (in the case of an Issuer Free Writing Prospectus, to the extent required by Rule 433 under the Securities Act) and in accordance with Section 5(a) hereof; and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Representatives.

(b)    Representations and Warranties. The respective representations and warranties of the Company and the Selling Shareholders contained herein shall be true and correct on the date hereof and on and as of the Closing Date or the Additional Closing Date, as the case may be; and the statements of the Company and its officers and of each of the Selling Shareholders and their respective officers (to the extent applicable) made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date or the Additional Closing Date, as the case may be.

(c)    No Downgrade. Subsequent to the earlier of (A) the Applicable Time and (B) the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded any debt securities, convertible securities or preferred stock issued or guaranteed by the Company or any of its subsidiaries by any “nationally recognized statistical rating organization”, as such term is defined under Section 3(a)(62) under the Exchange Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of any such debt securities or preferred stock issued or guaranteed by the Company or any of its subsidiaries (other than an announcement with positive implications of a possible upgrading).

(d)    No Material Adverse Change. No event or condition of a type described in Section 3(i) hereof shall have occurred or shall exist, which event or condition is not described in the Pricing Disclosure Package (excluding any amendment or supplement thereto) and the Prospectus (excluding any amendment or supplement thereto) and the effect of which in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the Pricing Disclosure Package and the Prospectus.

(e)    Officer’s Certificate. The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, a certificate of the chief financial officer or chief accounting officer of the Company and one additional senior executive officer of the Company who is satisfactory to the Representatives (i) confirming that such officers have carefully reviewed the Registration Statement, the Pricing Disclosure Package and the Prospectus and, to the knowledge of such officers, the representations of the Company set forth in Sections 3(b) and 3(d) hereof are true and correct, (ii) confirming that the other representations and warranties of the Company in this Agreement are true and correct and that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date or the Additional Closing Date, as the case may be, and (iii) to the effect set forth in paragraphs (a), (c) and (d) above and (y) a certificate of the managing member, a director or executive officer (to the extent applicable) of such Selling Shareholder (or otherwise directly from each Selling Shareholder that is a natural person), in form and substance reasonably satisfactory to the Representatives, (A) confirming that the representations of such Selling Shareholder set forth in Section 4(a)(v) hereof is true and correct and (B) confirming that the other representations and warranties of such Selling Shareholder in this agreement are true and correct and that such Selling Shareholder has complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to such Closing Date.

(f)    Comfort Letters. (i) On the date of this Agreement and on the Closing Date or the Additional Closing Date, as the case may be, Price Waterhouse & Co. S.R.L. shall have furnished to the Representatives, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus; provided, that the letter delivered on the Closing Date or the Additional Closing Date, as the case may be, shall use a “cut-off” date no more than two business days prior to such Closing Date or such Additional Closing Date, as the case may be.

(ii)    On the date of this Agreement and on the Closing Date or the Additional Closing Date, as the case may be, the Company shall have furnished to the Representatives a certificate, dated the respective dates of delivery thereof and addressed to the Underwriters, of its chief financial officer with respect to certain financial data contained in the Pricing Disclosure Package and the Prospectus, providing “management comfort” with respect to such information, in form and substance reasonably satisfactory to the Representatives.

(g)    Opinion and 10b-5 Statement of Counsel for the Company. Each of (i) Davis Polk & Wardwell LLP, U.S. counsel for the Company and (ii) Maples and Calder, Cayman Islands counsel for the Company, shall have furnished to the Representatives, at the request of the Company, their written opinion and 10b-5 statement, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex D-1 and Annex D-2 hereto, respectively.

(h)    Opinion of Counsel for the Selling Shareholders. [●], U.S. counsel for the Selling Shareholders, shall have furnished to the Representatives, at the request of the Selling Shareholders, their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex D-3 hereto.

(i)    Opinion and 10b-5 Statement of Counsel for the Underwriters. The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, an opinion and 10b-5 statement, addressed to the Underwriters, of each of (i) Simpson Thacher & Bartlett LLP, U.S. U.S. counsel for the Underwriters, and (ii) Conyers Dill & Pearman, Cayman Islands counsel for the Underwriters, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(j)    No Legal Impediment to Issuance and/or Sale. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the issuance or sale of the Shares by the Company or the sale of the Shares by the Selling Shareholders; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the issuance or sale of the Shares by the Company or the sale of the Shares by the Selling Shareholders.

(k)    Good Standing. The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, satisfactory evidence of the good standing of the Company and its subsidiaries in their respective jurisdictions of organization and their good standing in such other jurisdictions as the Representatives may reasonably request, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions.

(l)    Exchange Listing. The Shares to be delivered on the Closing Date or the Additional Closing Date, as the case may be, shall have been approved for listing on the Nasdaq Market, subject to official notice of issuance.

(m)    Lock-up Agreements. The “lock-up” agreements, each substantially in the form of Exhibit D hereto, between you and certain shareholders, officers and directors of the Company, including the Selling Shareholders, relating to sales and certain other dispositions of Common Shares or certain other securities, delivered to you on or before the date hereof, shall be full force and effect on the Closing Date or the Additional Closing Date, as the case may be.

(n)    Additional Documents. On or prior to the Closing Date or the Additional Closing Date, as the case may be, the Company and the Selling Shareholders shall have furnished to the Representatives such further certificates and documents as the Representatives may reasonably request.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

9.    Indemnification and Contribution.

(a)    Indemnification of the Underwriters by the Company. The Company agrees to indemnify and hold harmless each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including legal fees and other expenses reasonably incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto), any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, any Written Testing-the-Waters Communication, any road show as defined in Rule 433(h) under the Securities Act (a “road show”) or any Pricing Disclosure Package (including any Pricing Disclosure Package that has subsequently been amended), or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in paragraph (c) below.

(b)    Indemnification of the Underwriters by the Selling Shareholders. (i) In addition to the provisions of Section 9(a), if the Company fails, for whatever reason, to comply with its indemnity obligations set forth in Section 9(a) within a period of 30 days from the date the Company receives notice from any Underwriter of the occurrence of an event or circumstance that gives rise to indemnity pursuant to the provisions of Section 9(a) (or thereafter fails to so comply), then each of the Group 1 Selling Shareholders severally and not jointly, solely with respect to itself, in proportion to the number of Shares to be sold by such Group 1 Selling Shareholder hereunder agrees to indemnify and hold harmless each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, in each case except insofar as such losses, claims, damages or liabilities (including reasonable and documented legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred) arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information other than the information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in paragraph (c) below; provided, that, that the liability of such Group 1 Selling Shareholder pursuant to this subsection (b) shall not exceed the product of the number of Shares sold by such Selling Shareholder including any Option Shares and the price per Share referenced in Section 2 hereof as set forth in the Prospectus, before deducting any expenses; and (ii) each of the Group 2 Selling Shareholders severally and not jointly, solely with respect to itself, in proportion to the number of Shares to be sold by such Group 2 Selling Shareholder hereunder agrees to indemnify and hold harmless each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above but only with respect to any losses, claims, damages or liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred)

that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with the Group 2 Selling Shareholder Information; provided, that, each Group 2 Selling Shareholder will be liable in any such case to the extent, and only to the extent, that any such losses, claims, damages or liabilities arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in reliance upon and in conformity with Group 2 Selling Shareholder Information provided by such Group 2 Selling Shareholder; it being understood and agreed that the Group 2 Selling Shareholder Information with respect to such Group 2 Selling Shareholder only includes the information relating to such Group 2 Selling Shareholder under the caption “Principal and Selling Shareholders” in the Registration Statement, the Pricing Disclosure Package, Preliminary Prospectus, the Prospectus or any amendment or supplement thereto and provided, further, that the liability of such Group 2 Selling Shareholder pursuant to this subsection (b) shall not exceed the product of the number of Shares sold by such Selling Shareholder including any Option Shares and the price per Share referenced in Section 2 hereof as set forth in the Prospectus, for the avoidance of doubt, before deducting any expenses.

(c)    Indemnification of the Company and the Selling Shareholders. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the Selling Shareholders, and each person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Selling Shareholders, to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities (including without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred) that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, the Prospectus (or any amendment or supplement thereto), any Preliminary Prospectus, any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication, any road show or any Pricing Disclosure Package (including any Pricing Disclosure Package that has subsequently been amended), it being understood and agreed upon that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the concession and reallowance figures appearing in the third paragraph under the caption “Underwriting”, the information contained in the fifteenth paragraph under the caption “Underwriting.”

(d)    Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to the preceding paragraphs of this Section 9, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under the preceding paragraphs of this Section 9 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under the preceding paragraphs of this Section 9. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses in such proceeding and shall pay the reasonably incurred fees and expenses of such counsel related to such proceeding, as incurred and documented. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the reasonably incurred fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons; provided, however, that if the Company is the Indemnifying Person, the Company shall be liable for (i) the reasonably incurred fees and expenses of one separate firm (in addition to any local counsel) for all Underwriters, their affiliates, directors and officers and each person, if any, who controls such Underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and (ii) the reasonably incurred fees and expenses of one separate firm (in addition to any local counsel) for the Selling Shareholder, the officers, directors, partners, members, managers, equityholders, agents and employees of the Selling Shareholder, any person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Selling Shareholder and the officers, directors, partners, members, managers, agents and employees of any such controlling person, and that in each case, all such fees and expenses shall be paid or reimbursed as they are incurred and documented. Any such separate firm for any Underwriter, its affiliates, directors and officers and any control persons of such Underwriter shall be designated in writing by [the Representatives] and any such separate firm for the Company, its directors, its officers who signed the Registration Statement and any control persons of the Company shall be designated in writing by the Company and any such separate firm for the Selling Shareholder, the officers, directors, partners, members, managers, equityholders, agents and employees of the Selling Shareholder, any person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Selling Shareholder and the officers, directors, partners, members, managers, agents and employees of any such controlling person shall be designated in writing by the [Attorneys in Fact]. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the

Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(e)    Contribution. If the indemnification provided for in paragraphs (a), (b) or (c) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders, on the one hand, and the Underwriters on the other, from the offering of the Shares or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Selling Shareholders, on the one hand, and the Underwriters on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders, on the one hand, and the Underwriters on the other, shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company and the Selling Shareholders from the sale of the Shares and the total underwriting discounts and commissions received by the Underwriters in connection therewith, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate offering price of the Shares. The relative fault of the Company and the Selling Shareholders, on the one hand, and the Underwriters, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Shareholders or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

If the indemnification provided for in paragraph (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Person, on the one hand, and such Indemnified Person, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Person, on the one hand, and Indemnified Person, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made (or omitted) by, or relates to information supplied by, such Indemnifying Person or Indemnified Person, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission.

(f)    Limitation on Liability. The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to paragraph (f) above were determined by pro rata allocation (even if the Selling Shareholders or the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (e) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (e) above shall be deemed to include, subject to the limitations set forth above, any reasonable and documented legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of paragraphs (e) and (f), in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Shares exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) in no event shall any Selling Shareholder be required to contribute any amount in excess of the amount by which the product of the number of Shares sold by such Selling Shareholder including any Option Shares and the price per Share referenced in Section 2 hereof as set forth in the Prospectus, before deducting any expenses, exceeds the amount of any damages that the Selling Shareholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to paragraphs (e) and (f) are several in proportion to their respective purchase obligations hereunder and not joint.

(g)    Non-Exclusive Remedies. The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.

(h)    Directed Share Program Indemnification. The Company agrees to indemnify and hold harmless the Directed Share Underwriter, its affiliates, directors and officers and each person, if any, who controls the Directed Share Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (each a “Directed Share Underwriter Entity”) from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal fees and other expenses incurred in connection with defending or investigating any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred) (i) caused by any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to Participants in connection with the Directed Share Program or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) caused by the failure of any Participant to pay for and accept delivery of Directed Shares that the Participant agreed to purchase; or (iii) related to, arising out of, or in connection with the Directed Share Program, other than losses, claims, damages or liabilities (or expenses relating thereto) that are finally judicially determined to have resulted from the bad faith or gross negligence of the Directed Share Underwriter Entities.

(i)    In case any proceeding (including any governmental investigation) shall be instituted involving any Directed Share Underwriter Entity in respect of which indemnity may be sought pursuant to paragraph (g) above, the Directed Share Underwriter Entity seeking indemnity shall promptly notify the Company in writing and the Company, upon request of the Directed Share Underwriter Entity, shall retain counsel reasonably satisfactory to the Directed Share Underwriter Entity to represent the Directed Share Underwriter Entity and any others the Company may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Directed Share Underwriter Entity shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Directed Share Underwriter Entity unless (i) the Company and such Directed Share Underwriter Entity shall have mutually agreed to the retention of such counsel, (ii) the Company has failed within a reasonable time to retain counsel reasonably satisfactory to such Directed Share Underwriter Entity, (iii) the Directed Share Underwriter Entity shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Company or (iv) the named parties to any such proceeding (including any impleaded parties) include both the Company and the Directed Share Underwriter Entity and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Company shall not, in respect of the legal expenses of the Directed Share Underwriter Entities in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Directed Share Underwriter Entities. The Company shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, the Company agrees to indemnify the Directed Share Underwriter Entities from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time any Directed Share Underwriter Entity shall have requested the Company to reimburse such Directed Share Underwriter Entity for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the Company agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Company of the aforesaid request and (ii) the Company shall not have reimbursed such Directed Share Underwriter Entity in accordance with such request prior to the date of such settlement. The Company shall not, without the prior written consent of the Directed Share Underwriter, effect any settlement of any pending or threatened proceeding in respect of which any Directed Share Underwriter Entity is or could have been a party and indemnity could have been sought hereunder by such Directed Share Underwriter Entity, unless (x) such settlement includes an unconditional release of the Directed Share Underwriter Entities from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of the Directed Share Underwriter Entity.

(j)    To the extent the indemnification provided for in paragraph (h) above is unavailable to a Directed Share Underwriter Entity or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the Company in lieu of indemnifying the Directed Share Underwriter Entity thereunder, shall contribute to the amount paid or payable by the Directed Share Underwriter Entity as a result of such losses, claims, damages or liabilities (1) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Directed Share Underwriter Entities on the other hand from the offering of the Directed Shares or (2) if the allocation provided by clause 9(j)(1) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 9(j)(1) above but also the relative fault of the Company on the one hand and of the Directed Share Underwriter Entities on the other hand in connection with any statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Directed Share Underwriter Entities on the other hand in connection with the offering of the Directed Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Directed Shares (before deducting expenses) and the total underwriting discounts and commissions received by the Directed Share Underwriter Entities for the Directed Shares, bear to the aggregate public offering price of the Directed Shares. If the loss, claim, damage or liability is caused by an untrue or alleged untrue statement of material fact or the omission or alleged omission to state a material fact, the relative fault of the Company on the one hand and the Directed Share Underwriter Entities on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement or the omission or alleged omission relates to information supplied by the Company or by the Directed Share Underwriter Entities and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(k)    The Company and the Directed Share Underwriter Entities agree that it would be not just or equitable if contribution pursuant to paragraph (j) above were determined by pro rata allocation (even if the Directed Share Underwriter Entities were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (j) above. The amount paid or payable by the Directed Share Underwriter Entities as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by the Directed Share Underwriter Entities in connection with investigating or defending such any action or claim. Notwithstanding the provisions of paragraph (i) above, no Directed Share Underwriter Entity shall be required to contribute any amount in excess of the amount by which the total price at which the Directed Shares distributed to the public were offered to the public exceeds the amount of any damages that such Directed Share Underwriter Entity has otherwise been required to pay. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in paragraphs (h) through (k) are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(l)    The indemnity and contribution provisions contained in paragraphs (h) through (k) shall remain operative and in full force and effect regardless of (i) any termination of this

Agreement, (ii) any investigation made by or on behalf of any Directed Share Underwriter Entity or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Directed Shares.

10.    Effectiveness of Agreement. This Agreement shall become effective as of the date first written above.

11.    Termination. This Agreement may be terminated in the absolute discretion of the Representatives, by notice to the Company and the Selling Shareholders, if after the execution and delivery of this Agreement and on or prior to the Closing Date or, in the case of the Option Shares, prior to the Additional Closing Date (i) trading generally shall have been suspended or materially limited on or by any of the New York Stock Exchange or the Nasdaq Stock Market; (ii) trading of any securities issued or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representatives, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the Pricing Disclosure Package and the Prospectus.

12.    Defaulting Underwriter.

(a)    If, on the Closing Date or the Additional Closing Date, as the case may be, any Underwriter defaults on its obligation to purchase the Shares that it has agreed to purchase hereunder on such date, the non-defaulting Underwriters may in their discretion arrange for the purchase of such Shares by other persons satisfactory to the Company and the Selling Shareholders on the terms contained in this Agreement. If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Shares, then the Company and the Selling Shareholders shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Underwriters to purchase such Shares on such terms. If other persons become obligated or agree to purchase the Shares of a defaulting Underwriter, either the non-defaulting Underwriters or the Company and the Selling Shareholders may postpone the Closing Date or the Additional Closing Date, as the case may be, for up to five full business days in order to effect any changes that in the opinion of counsel for the Company, counsel for the Selling Shareholder or counsel for the Underwriters may be necessary in the Registration Statement and the Prospectus or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Registration Statement and the Prospectus that effects any such changes. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 12, purchases Shares that a defaulting Underwriter agreed but failed to purchase.

(b)    If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters, the Company and the Selling Shareholders as provided in paragraph (a) above, the aggregate number of Shares that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be, does not exceed one-eleventh of the aggregate number of Shares to be purchased on such date, then the Company and the Selling Shareholders shall have the right to require each non-defaulting Underwriter to purchase the number of Shares that such Underwriter agreed to purchase hereunder on such date plus such Underwriter’s pro rata share (based on the number of Shares that such Underwriter agreed to purchase on such date) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made.

(c)    If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters, the Company and the Selling Shareholders as provided in paragraph (a) above, the aggregate number of Shares that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be, exceeds one-eleventh of the aggregate amount of Shares to be purchased on such date, or if the Company and the Selling Shareholders shall not exercise the right described in paragraph (b) above, then this Agreement or, with respect to any Additional Closing Date, the obligation of the Underwriters to purchase Shares on the Additional Closing Date, as the case may be, shall terminate without liability on the part of the non-defaulting Underwriters. Any termination of this Agreement pursuant to this Section 12 shall be without liability on the part of the Company, except that the Company and the Selling Shareholders will continue to be liable for the payment of expenses as set forth in Section 13 hereof and except that the provisions of Section 9 hereof shall not terminate and shall remain in effect.

(d)    Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company, the Selling Shareholders or any non-defaulting Underwriter for damages caused by its default.

13.    Payment of Expenses.

(a)    Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Shares and any applicable documentary, stamp, or similar taxes payable in that connection; (ii) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Preliminary Prospectus, any Issuer Free Writing Prospectus, any Pricing Disclosure Package and the Prospectus (including all exhibits, amendments and supplements thereto) and the distribution thereof; (iii) the fees and expenses of the Company’s counsel and independent accountants; (iv) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Shares under the laws of such jurisdictions as the Representatives may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel for the Underwriters); (v) the costs and charges of any transfer agent and any registrar; (vi) all expenses and application fees incurred in connection with any filing with, and clearance of the offering by, FINRA (including the related fees and expenses of counsel for the Underwriters not to exceed US$35,000); (vii) all expenses incurred by the Company in connection with any “road show” presentation to potential investors; (viii) all expenses and application fees related to the listing of the Shares on the Nasdaq Market; and [(ix) all of the fees and disbursements of counsel incurred by the Underwriters in connection with the Directed Share Program and stamp duties, similar taxes or duties or other taxes, if any, incurred by the Underwriters in connection with the Directed Share Program]. Except as provided in this Section, the Underwriters will pay all of their own costs and expenses, including the fees and expenses of their counsels (legal or otherwise) and stock transfer taxes on the resale of any of the Shares by them.

(b)    If (i) this Agreement is terminated pursuant to Section 11, (ii) the Company or the Selling Shareholders for any reason fail to tender the Shares for delivery to the Underwriters (other than as a result of a termination pursuant to Section 11, or the default by one or more of the Underwriters in its or their respective obligations hereunder in which case, only such defaulting Underwriters shall not be entitled to reimbursement) or (iii) the Underwriters decline to purchase the Shares for any reason permitted under this Agreement (other than the default by one or more of the Underwriters in its or their respective obligations hereunder, in which case only such defaulting Underwriters shall not be entitled to reimbursement), the Company agrees to reimburse the Underwriters for all out-of-pocket costs and expenses (including the reasonable fees and expenses of their counsel) reasonably incurred and documented by the Underwriters in connection with this Agreement and the offering contemplated hereby.

14.    Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons referred to herein and the affiliates of each Underwriter referred to in Section 11 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Shares from any Underwriter shall be deemed to be a successor merely by reason of such purchase.

15.    Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, the Selling Shareholders and the Underwriters contained in this Agreement or made by or on behalf of the Company, the Selling Shareholders or the Underwriters pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Shares and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company, the Selling Shareholders or the Underwriters or the directors, officers, controlling persons or affiliates referred to in Section 9 hereof.

16.    Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; and (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act.

17.    Compliance with USA Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company and the Selling Shareholders, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

18.    Miscellaneous.

(a)    Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representatives at (i) c/o J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179 (fax: (212) 622-8358); Attention: Equity Syndicate Desk; (ii) Goldman Sachs & Co. LLC, [●], (fax: [●]), Attention: [●]; (iii) c/o Citigroup Global Markets, Inc., 388 Greenwich Street, New York, New York, 10013, Attention: General Counsel, (fax: (212) 816-7912); (iv) Morgan Stanley & Co. LLC, [●], (fax: [●]), Attention: [●]. Notices to the Company shall be given to it at [●], (fax: [●]), Attention: [●]. Notices to the Selling Shareholders shall be given to the Attorneys-in-Fact at [●], (fax: [●]), Attention: [●].

(b)    Governing Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(c)    Submission to Jurisdiction. Each of the Company and the Selling Shareholder hereby submit to the exclusive jurisdiction of the U.S. federal and New York state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. Each of the Company and the Selling Shareholders waive any objection which it may now or hereafter have to the laying of venue of any such suit or proceeding in such courts. Each of the Company and the Selling Shareholders agree that final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon the Company and each Selling Shareholder, as applicable, and may be enforced in any court to the jurisdiction of which Company and each Selling Shareholder, as applicable, is subject by a suit upon such judgment. The Company and each Selling Shareholder irrevocably appoint Cogency Global Inc., located at 10 E 40th Street, 10th floor, New York, New York 10016, as its authorized agent in the Borough of Manhattan in The City of New York upon which process may be served in any such suit or proceeding, and agrees that service of process upon such authorized agent, and written notice of such service to the Company or any such Selling Shareholder, as the case may be, by the person serving the same to the address provided in this Section 18, shall be deemed in every respect effective service of process upon the Company and such Selling Shareholder in any such suit or proceeding. Each of the Company and the Selling Shareholders hereby represents and warrants that such authorized agent has accepted such appointment and has agreed to act as such authorized agent for service of process. Each of the Company and the Selling Shareholders further agree to take any and all action as may be necessary to maintain such designation and appointment of such authorized agent in full force and effect for a period of seven years from the date of this Agreement.

(d)    Judgment Currency. The Company [and each Selling Shareholder] agree to indemnify each Underwriter, its directors, officers, affiliates and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any loss incurred by such Underwriter as a result of any judgment or order being given or made for any amount due hereunder and such judgment or order being expressed and paid in a currency (the “judgment currency”) other than U.S. dollars and as a result of any variation as between (i) the rate of exchange at which the U.S. dollar amount is converted into the judgment currency for the purpose of such judgment or order, and (ii) the rate of exchange at which such indemnified person is able to purchase U.S. dollars with the amount of the judgment currency actually received by the indemnified person. The foregoing indemnity shall constitute a separate and independent obligation of the Company [and each Selling Shareholder] shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term “rate of exchange” shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, the relevant currency.

(e)    Waiver of Immunity. To the extent that the Company or any Selling Shareholder has or hereafter may acquire any immunity (sovereign or otherwise) from jurisdiction of any court of (i) the Cayman Islands, the United States, or any political subdivision thereof, (ii) the United States or the State of New York, (iii) any jurisdiction in which it owns or leases property or assets or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution, set-off or otherwise) with respect to themselves or their respective property and assets or this Agreement, the Company and each Selling Shareholder hereby irrevocably waive such immunity in respect of its obligations under this Agreement to the fullest extent permitted by applicable law.

(f)    Waiver of Jury Trial. Each of the parties hereto hereby waives any right to trial by jury in any suit or proceeding arising out of or relating to this Agreement.

(g)    Relationship. For the purposes of this Agreement, (a) none of the Selling Shareholders or their affiliates shall be deemed to be affiliates of the Company or a subsidiary of the Company, (b) the Company and its subsidiaries shall not be deemed to be affiliates or subsidiaries of any Selling Shareholder and (c) to the extent that a Selling Shareholder is a private equity or venture capital firm, no portfolio company of such Selling Shareholder or its affiliates shall be deemed an affiliate of such Selling Shareholder or its affiliates.

(h)    Recognition of the U.S. Special Resolution Regimes.

(i)    In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(ii)    In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

As used in this Section 18(g):

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following:

(i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

(i)    Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument. The words “execution,” “signed,” “signature,” and words of like import in this Agreement or in any other certificate, agreement or document related to this Agreement shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based recordkeeping system to the fullest extent permitted by applicable law, including, without limitation, the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

(j)    Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(k)    Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

DLOCAL LIMITED

By:
Name: Title:

[SELLING SHAREHOLDERS]

By:
Name: Title:

By:
Name: Title:

As Attorneys-in-Fact acting on behalf of each of the Selling Shareholders named in Schedule 2 to this Agreement.

Accepted: As of the date first written above

For themselves and on behalf of the

several Underwriters listed

in Schedule 1 hereto.

J.P. MORGAN SECURITIES LLC

By:
Authorized Signatory

GOLDMAN SACHS & CO. LLC

By:
Authorized Signatory

CITI GLOBAL MARKETS, INC.

By:
Authorized Signatory

MORGAN STANLEY & CO. LLC

By:
Authorized Signatory

Schedule 1

Underwriter		Number of Shares

J.P. MORGAN SECURITIES LLC

GOLDMAN SACHS & CO. LLC

CITI GLOBAL MARKETS, INC.

MORGAN STANLEY & CO. LLC

BOFA SECURITIES, INC.

HSBC SECURITIES (USA) INC.

UBS SECURITIES LLC

Total

Sch. 1

Schedule 2

Section 1

Selling Shareholders:	Number of Underwritten Shares:	Number of Option Shares:
[●]	[●]	[●]

Section 2

Selling Shareholders:	Number of Underwritten Shares:	Number of Option Shares:
[●]	[●]	[●]

Sch. 2

Schedule 3

Significant Subsidiaries

[●]

Sch. 3

Annex A

a.    Pricing Disclosure Package

[None.]

b.    Pricing Information Provided Orally by Underwriters

Initial public offering price per share: $[●]

Aggregate number of Shares purchased by the Underwriters: [●]

Annex A

Annex B

Written Testing-the-Waters Communications

[●]

Annex B

Annex C

DLocal Limited

Pricing Term Sheet

Annex C

Annex D-1

[Form of Opinion of U.S. Counsel for the Company]

Annex D-1

Annex D-2

[Form of Opinion of Cayman Islands Counsel for the Company]

Annex D-2

Annex D-3

[Form of Opinion of U.S. Counsel for the Selling Shareholders]

Annex D-3

Exhibit A

Testing the waters authorization (to be delivered by the issuer to the Representatives in email or letter form)

In reliance on Section 5(d) of the Securities Act of 1933, as amended (the “Act”), DLocal Limited (the “Issuer”) hereby authorizes J.P. Morgan Securities LLC (“J.P. Morgan”), Citi Global Markets, Inc. (“Citigroup”), Goldman Sachs & Co. LLC (“Goldman Sachs”) and Morgan Stanley & Co. LLC (“Morgan Stanley” and, together with J.P. Morgan, Citigroup and Goldman Sachs, the “Representatives”) and their respective affiliates and employees, to engage on behalf of the Issuer in oral and written communications with potential investors that are, or are reasonably believed to be, “qualified institutional buyers”, as defined in Rule 144A under the Act, or institutions that are “accredited investors”, within the meaning of Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Act, to determine whether such investors might have an interest in the Issuer’s contemplated initial public offering (“Testing-the-Waters Communications”). A “Written Testing-the Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Act. Each of the Representatives, individually and not jointly, agrees that it shall not distribute any Written Testing-the-Waters Communication that has not been approved by the Issuer, provided, however, that no such approval shall be required for any written communication that is administrative in nature (i.e., scheduling meetings) or that solely contains information already contained in a communication previously approved by the Issuer.

The Issuer represents that it is an “emerging growth company” as defined in Section 2(a)(19) of the Act (“Emerging Growth Company”) and agrees to promptly notify the Representatives in writing if the Issuer hereafter ceases to be an Emerging Growth Company while this authorization is in effect. If at any time following the distribution of any Written Testing-the-Waters Communication there occurs an event or development as a result of which such Written Testing-the-Waters Communication included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Issuer will promptly notify the Representatives and will promptly amend or supplement, at its own expense, such Written Testing-the-Waters Communication to eliminate or correct such untrue statement or omission.

Nothing in this authorization is intended to limit or otherwise affect the ability of the Representatives and their respective affiliates and employees, to engage in communications in which they could otherwise lawfully engage in the absence of this authorization, including, without limitation, any written communication containing only one or more of the statements specified under Rule 134(a) under the Act. This authorization shall remain in effect until the Issuer has provided to the Representatives a written notice revoking this authorization.

Exhibit A

Exhibit B

[Form of Waiver of Lock-up]

J.P. MORGAN SECURITIES LLC

GOLDMAN SACHS & CO. LLC

CITIGROUP GLOBAL MARKETS, INC.

MORGAN STANLEY & CO. LLC

DLocal Limited

Public Offering of Class A Common Shares

, 20

[Name and Address of

Officer or Director

Requesting Waiver]

Dear Mr./Ms. [Name]:

This letter is being delivered to you in connection with the offering by DLocal Limited (the “Company”) of [●] Class A common shares, $0.002 par value (the “Class A common shares”), of the Company and the lock-up letter dated [●], 2021 (the “Lock-up Letter”), executed by you in connection with such offering, and your request for a [waiver] [release] dated                     , 2021, with respect to             Class A common shares (the “Shares”).

J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Citigroup Global Markets, Inc., and Morgan Stanley & Co. LLC hereby agree to [waive] [release] the transfer restrictions set forth in the Lock-up Letter, but only with respect to the Shares, effective                     , 2021; provided, however, that such [waiver] [release] is conditioned on the Company announcing the impending [waiver] [release] by press release through a major news service, or on a Form 6-K, at least two business days before effectiveness of such [waiver] [release]. This letter will serve as notice to the Company of the impending [waiver] [release].

Except as expressly [waived] [released] hereby, the Lock-up Letter shall remain in full force and effect.

[signature page follows]

Exhibit B

Yours very truly,

J.P. MORGAN SECURITIES LLC

By:
Authorized Signatory

GOLDMAN SACHS & CO. LLC

By:
Authorized Signatory

CITIGROUP GLOBAL MARKETS, INC.

By:
Authorized Signatory

MORGAN STANLEY & CO. LLC

By:
Authorized Signatory

cc:	Company

Exhibit B

Exhibit C

[Form of Press Release]

[DLocal Limited]

[Date]

DLocal Limited (the “Company”) announced today that J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Citigroup Global Markets, Inc., and Morgan Stanley & Co. LLC, the lead book-running managers in the Company’s recent public sale of                 Class A common shares, are [waiving] [releasing] a lock-up restriction with respect to                  of the Company’s Class A common shares held by [certain officers or directors] [an officer or director] of the Company. The [waiver] [release] will take effect on                     , 2021, and the shares may be sold on or after such date.

This press release is not an offer for sale of the securities in the United States or in any other jurisdiction where such offer is prohibited, and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the United States Securities Act of 1933, as amended.

Exhibit C

Exhibit D

FORM OF LOCK-UP AGREEMENT

             , 2021

J.P. Morgan Securities LLC

Goldman Sachs & Co. LLC

Citigroup Global Markets, Inc.

Morgan Stanley & Co. LLC

As Representatives of the

several Underwriters listed

in Schedule 1 to the Underwriting Agreement referred to below

c/o J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

c/o Goldman Sachs & Co. LLC

200 West Street

New York, New York 10282

c/o Citigroup Global Markets, Inc.

388 Greenwich Street

New York, New York, 10013

c/o Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

Re:    DLocal Limited — Public Offering

Ladies and Gentlemen:

The undersigned understands that you, as Representatives of the several Underwriters, propose to enter into an underwriting agreement (the “Underwriting Agreement”) with DLocal Limited, a Cayman Islands exempted Company with limited liability (the “Company”), and the Selling Shareholder listed on Schedule 2 to the Underwriting Agreement, providing for the public offering (the “Public Offering”) by the several Underwriters named in Schedule 1 to the Underwriting Agreement (the “Underwriters”) of Class A common shares of the Company (the “Securities”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

In consideration of the Underwriters’ agreement to purchase and make the Public Offering of the Securities, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of the Representatives on behalf of the Underwriters, the undersigned will not, and will not cause any direct or indirect affiliate to, during the period (such period, the “Restricted Period”) beginning on the date of this letter agreement (this “Letter Agreement”) and ending at the close of business 180 days after the date of the final prospectus relating to the Public Offering (the “Prospectus”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Securities, or Class B common shares, $0.002 per share par value, of the Company (collectively, the “Common Shares”) or any securities convertible into or exercisable or exchangeable for Common Shares (including, without limitation, Common Shares or such other securities which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant) (collectively with the Common Shares, the “Lock-Up Securities”), (2) enter into any hedging, swap or other agreement or transaction that transfers, in whole or in part, any of the economic consequences of ownership of the Lock-Up Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Lock-Up Securities, in cash or otherwise, (3) make any demand for, or exercise any right with respect to, the registration of any Lock-Up Securities (provided that, for the avoidance of doubt, to the extent the undersigned has demand and/or piggyback registration rights, the foregoing shall not prohibit the undersigned from notifying the Company privately that it is or will be exercising its demand and/or piggyback registration rights following the expiration of the Restricted Period or in connection with an Early Lock-Up Expiration Date and undertaking preparations related thereto, including the confidential submission of a registration statement with the SEC), or (4) publicly disclose the intention to do any of the foregoing. The undersigned acknowledges and agrees that the foregoing precludes the undersigned from engaging in any hedging or other transactions or arrangements (including, without limitation, any short sale or the purchase or sale of, or entry into, any put or call option, or combination thereof, forward, swap or any other derivative transaction or instrument, however described or defined) designed or intended to, or which could reasonably be expected to lead to or result in, a sale or disposition or transfer (whether by the undersigned or any other person) of any economic consequences of ownership, in whole or in part, directly or indirectly, of any Lock-Up Securities, whether any such transaction or arrangement (or instrument provided for thereunder) would be settled by delivery of Lock-Up Securities, in cash or otherwise. The undersigned further confirms that it has furnished the Representatives with the details of any transaction the undersigned, or any of its affiliates, is a party to as of the date hereof, which transaction would have been restricted by this Letter Agreement if it had been entered into by the undersigned during the Restricted Period.

Notwithstanding the foregoing, the undersigned may:

(a)	transfer the Lock-Up Securities:

(i)	as a bona fide gift or gifts, or for bona fide estate planning purposes;

(ii)	by will or intestacy;

(iii)

to any immediate family of the undersigned or to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, or if the undersigned is a trust, to a trustor or beneficiary of the trust or to the estate of a beneficiary of such trust (for purposes of this Letter Agreement, “immediate family” shall mean any relationship by blood, current or former marriage, domestic partnership or adoption, not more remote than first cousin);

(iv)

to a partnership, limited liability company or other entity of which the undersigned and any immediate family of the undersigned are the legal and beneficial owner of all of the outstanding equity securities or similar interests;

(v)

if the undersigned is a corporation, partnership, limited liability company, trust or other business entity, (A) to another corporation, partnership, limited liability company, trust or other business entity that is an affiliate (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended) of the undersigned, or to any investment fund or other entity controlling, controlled by, managing or managed by or under common control with the undersigned or affiliates of the undersigned (including, for the avoidance of doubt, where the undersigned is a partnership, to its general partner or a successor partnership or fund, or any other funds managed by such partnership), or (B) as part of a distribution to the direct or indirect partners, members or shareholders of the undersigned;

(vi)	to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (i) through (v) above;

(vii)	by operation of law, such as pursuant to a qualified domestic order, divorce settlement, divorce decree or separation agreement;

(viii)

to the Company from an employee of the Company upon death, disability or termination of employment, in each case, of such employee or to the Company from an employee pursuant to any contractual arrangement existing on the date hereof that provides the Company with a right to purchase Lock-Up Securities;

(ix)

as part of a sale of Securities acquired in open market transactions after the closing of the Public Offering or from the Underwriters in connection with the Public Offering other than pursuant to any directed share program;

(x)	pursuant to an order of a court or regulatory agency;

(xi)

pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction that is approved by the Board of Directors of the Company and made to all holders of the Company’s capital stock involving a Change of Control (as defined below) of the Company (for purposes hereof, “Change of Control” shall mean the transfer (whether by tender offer, merger, consolidation or other similar transaction), in one transaction or a series of related transactions, to a person or group of affiliated persons, of shares of capital stock if, after such transfer, such person or group of affiliated persons would hold more than 50% of the outstanding voting securities of the Company (or the surviving entity)); provided that in the event that such tender offer, merger, consolidation or other similar transaction is not completed, the undersigned’s Lock-Up Securities shall remain subject to the provisions of this Letter Agreement;

(xii)

to the Company in connection with the vesting, settlement, or exercise of restricted share units, options, warrants or other rights to purchase Common Shares (including, in each case, by way of “net” or “cashless” exercise), including for the payment of exercise price and tax and remittance payments due as a result of the vesting, settlement, or exercise of such restricted share units, options, warrants or rights, provided that any such Common Shares received upon such exercise, vesting or settlement shall be subject to the terms of this Letter Agreement, and provided further that any such restricted share units, options, warrants or rights are held by the undersigned pursuant to an agreement or equity awards granted under a share-based incentive plan or other equity award plan, each such agreement or plan which is described in the Registration Statement, the Pricing Disclosure Package and the Prospectus;

(xiii)

in connection with the pledge, hypothecation or other granting of a security interest in Lock-Up Securities to one or more lending institutions as collateral or security for any loan, advance or extension of credit and any such lending institution may transfer (or cause the transfer of) such Lock-Up Securities in connection with any foreclosure or enforcement thereunder;

provided that (A) in the case of any transfer or distribution pursuant to clause (a)(i), (ii), (iii), (iv), (v), and (vi), such transfer shall not involve a disposition for value other than with respect to any such transfer or distribution for which the transferor or distributor receives (x) equity interests of such transferee or (y) such transferee’s interests in the transferor, and each donee, devisee, transferee or distributee shall execute and deliver to the Representatives a lock-up letter in the form of this Letter Agreement, (B) in the case of any transfer or distribution pursuant to clause (a)(i), (ii), (iii), (iv), (v), (vi), (ix) and (xi), no filing by any party (donor, donee, devisee, transferor, transferee, distributer or distributee) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or other public announcement shall be made voluntarily in connection with such transfer or distribution and (C) in the case of any transfer or distribution pursuant to clause (a)(vii) and (ix) it shall be a condition to such transfer that no public filing, report or announcement shall be voluntarily made and if any filing under Section 16(a) of the Exchange Act, or other public filing, report or announcement reporting a reduction in beneficial ownership of Common Shares in connection with such transfer or distribution shall be legally required during the Restricted Period, such filing, report or announcement shall clearly indicate in the footnotes thereto the nature and conditions of such transfer;

(b)

exercise outstanding options, settle restricted stock units or other equity awards pursuant to plans described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or exercise warrants; provided that any Lock-Up Securities received upon such exercise, vesting or settlement shall be subject to the terms of this Letter Agreement;

(c)

convert outstanding preferred stock, warrants to acquire preferred stock or convertible securities into Common Shares or warrants to acquire Common Shares; provided that any Common Shares or warrants received upon such conversion shall be subject to the terms of this Letter Agreement;

(d)

establish trading plans pursuant to Rule 10b5-1 under the Exchange Act for the transfer of shares of Lock-Up Securities; provided that (1) such plans do not provide for the transfer of Lock-Up Securities during the Restricted Period and (2) no filing by any party under the Exchange Act or other public announcement shall be required or made voluntarily in connection with such trading plan; and

(e)

sell the Securities to be sold by the undersigned pursuant to the terms of the Underwriting Agreement, including any reclassification, conversion or exchange required in connection with such sell as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

In addition, and notwithstanding the provisions of the second paragraph of this Lock-Up Agreement, on such date that (i) the Company has publicly furnished at least one earnings release under Form 6-K or has filed at least one annual report on Form 20-F (a “Periodic Report”) and (ii) for five out of any 10 consecutive Trading Days ending on such date, the last reported closing price of the Securities on the exchange on which the Securities are listed is at least 25% greater than the initial public offering price per share set forth on the cover of the Prospectus (any such 10 Trading Day period, the “Measurement Period”), then 30% of the Lock-Up Securities (including all outstanding shares and equity awards, rounded down to the nearest whole share) that are subject to the restrictions hereunder, which percentage shall be calculated based on the number of the Lock-Up Securities subject to such restrictions as of the last day of the Measurement Period, will be automatically released from such restrictions (the “Early Lock-Up Expiration”) immediately prior to the opening of trading on the exchange on which the Securities are listed on the Trading Day following the date on which all of the above conditions are satisfied (the “Early Lock-Up Expiration Date”). All Lock-Up Securities subject to the restrictions hereunder and not released on the Early Lock-Up Expiration Date will be automatically released from such restrictions upon the earlier of (i) immediately prior to the opening of trading on the exchange on which the Securities are listed on the Trading Day after the Company has publicly furnished its second earnings release under Form 6-K and (ii) 180 days after the date of the Prospectus (such date, the “Final Lock-Up Expiration Date”). The Company shall announce by a press release issued through a major news service, or on a Form 6-K, any Early Lock-Up Expiration Date and the Final Lock-Up Expiration Date at least two full Trading Days prior to the opening of trading on the Early Lock-Up Expiration Date or the Final Lock-Up Expiration Date, as applicable. For the avoidance of doubt, in the event that this paragraph conflicts with the second paragraph of this agreement, the undersigned will be entitled to the earliest release date for the maximum number of Lock-Up Securities available under this paragraph. The undersigned acknowledges and agrees that the Company may impose reasonable procedures relating to the removal of legends and stop transfer instructions relating to this Lock-Up Agreement. For purposes of this Lock-Up Agreement, a “Trading Day” is a day on which the New York Stock Exchange and the Nasdaq Stock Market are open for the buying and selling of securities.

If the undersigned is an officer or director of the Company, (i) the Representatives on behalf of the Underwriters agree that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of Lock-Up Securities, the Representatives on behalf of the Underwriters will notify the Company of the impending release or waiver, and (ii) the Company has agreed in the Underwriting Agreement to announce the impending release or waiver a major news service, or on a Form 6-K, at least two business days before the effective date of the release or waiver. Any release or waiver granted by the Representatives on behalf of the Underwriters hereunder to any such officer or director shall only be effective two business days after the publication date of such announcement. The provisions of this paragraph will not apply if (a) the release or waiver is effected solely to permit a transfer not for consideration or that is to an immediate family member as defined in FINRA Rule 5130(i)(5) and (b) the transferee has agreed in writing to be bound by the same terms described in this letter to the extent and for the duration that such terms remain in effect at the time of the transfer.

In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Letter Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Letter Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned acknowledges and agrees that the Underwriters have not provided any recommendation or investment advice nor have the Underwriters solicited any action from the undersigned with respect to the Public Offering of the Securities and the undersigned has consulted their own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate. The undersigned further acknowledges and agrees that, although the Representatives may be required or choose to provide certain Regulation Best Interest and Form CRS disclosures to you in connection with the Public Offering, the Representatives and the other Underwriters are not making a recommendation to you to participate in the Public Offering, enter into this Letter Agreement, or sell any Securities at the price determined in the Public Offering, and nothing set forth in such disclosures is intended to suggest that the Representatives or any Underwriter is making such a recommendation.

The undersigned understands that, if the Underwriting Agreement does not become effective by [●], 2021, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Securities to be sold thereunder, the Registration Statement is withdrawn by the Company or the Company notifies the Representatives that it does not intend to proceed with the Public Offering, the undersigned shall be released from all obligations under this Letter Agreement. The undersigned understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this Letter Agreement.

This Letter Agreement and any claim, controversy or dispute arising under or related to this Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York.

[Signature page follows]

Very truly yours,
[NAME OF SHAREHOLDER/DIRECTOR/OFFICER]

By:
Name:
Title:

Exhibit D